UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22432

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Oxford Lane Capital Corp.

(Exact name of registrant as specified in charter)

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8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Address of principal executive offices)

Jonathan H. Cohen
Chief Executive Officer
Oxford Lane Capital Corp.
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Name and address of agent for service)

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Registrant’s telephone number, including area code: (203) 983-5275

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Explanatory Note

The Registrant is filing this amendment (the “Amendment”) to its Form N-CSR for the period ended March 31, 2022, as originally filed with the U.S. Securities and Exchange Commission on May 17, 2022 (Accession Number 0001213900-22-027371) (the “Original Filing”) to correct Item 11(a) and (b) regarding financial reporting controls and to include new certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Except for the corrections described above, this Amendment does not amend, update or modify any other items or disclosures found in the Original Filing. In addition, this amendment does not reflect events or transactions occurring after the filing of the Original Filing. As a result, such information continues to speak as of the date of the Original Filing.

Item 1.       Reports to Stockholders.

The annual report to stockholders for the year ended March 31, 2022 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940.

Oxford Lane Capital Corp.

Annual Report

March 31, 2022

oxfordlanecapital.com

OXFORD LANE CAPITAL CORP.

i

Oxford Lane Capital Corp.

Letter to Stockholders and Management’s Discussion of Fund Performance

May 16, 2022
To Our Stockholders:

Company Overview

We are pleased to submit to you the report of Oxford Lane Capital Corp. (“we”, “us”, “our”, the “Fund” or “Oxford Lane”) for the fiscal year ended March 31, 2022. The net asset value of our shares at that date was $6.56 per common share. The Fund’s common stock is traded on the NASDAQ Global Select Market and its share price can differ from its net asset value. The Fund’s closing price at March 31, 2022 was $7.24, compared to $6.30 at March 31, 2021. The total return based on market value for Oxford Lane, for the year ended March 31, 2022, as reflected in the Fund’s financial highlights, was 28.56%. This return reflects the change in market price for the year ended March 31, 2022, as well as the impact of $0.83 per share in distributions declared and paid. The total return based on net asset value (“NAV”) for the year ended March 31, 2022, as reflected in the Fund’s financial highlights, was 24.45%. Please refer to “Note 12. Financial Highlights” for further details. On May 12, 2022, the last reported sale price of the Fund’s common stock was $6.35.

We note that there may be significant differences between Oxford Lane’s earnings prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and our taxable earnings, particularly related to collateralized loan obligation (“CLO”) equity investments where our taxable earnings are based upon the distributable share of earnings as determined under tax regulations for each CLO equity investment, while GAAP earnings are based upon an effective yield calculation. Additionally, as our taxable earnings are not generally known until after our distributions are made; those distributions may represent a return of capital on a tax basis. While reportable GAAP income from our CLO equity investments for the year ended March 31, 2022 was approximately $192.4 million, we received or were entitled to receive approximately $321.7 million in distributions from our CLO equity investments.

Investment Review

The Fund’s investment objective is to maximize its portfolio’s risk-adjusted total return over its investment horizon. Our current focus is to seek that return by investing in equity and junior debt tranches of CLO vehicles(1), which are collateralized primarily by diverse portfolios of senior loans made to companies whose debt is unrated or is rated below investment grade. Such CLO vehicles generally have little to no exposure to real estate loans, mortgage loans or pools of consumer-based debt, such as credit card receivables or auto loans. Our investment strategy also includes investing in warehouse facilities, which are financing structures intended to aggregate senior loans that may be used to form the basis of a CLO vehicle.

Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within a CLO vehicle are limited to those which, on an aggregated basis, have met established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit or industry.

An investment in our Fund carries with it a significant number of meaningful risks, certain of which are discussed in the notes to our financial statements. Investors should read “Note 13. Risks and Uncertainties”, as well as our prospectus, carefully.

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1.       A CLO vehicle is formed by issuing various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The tranches of CLO vehicles rated “BB” or “B” may be referred to as “junk.” The equity of a CLO vehicle is generally structured to absorb the CLO’s losses before any of the CLO’s debt tranches, and it also has the lowest level of payment priority among the CLO’s tranches; therefore, the equity is typically the riskiest tranche of a CLO vehicle.

2022 Portfolio Review

As of March 31, 2022, we held equity investments in 183 different CLO structures, and debt investments in 8 different CLO structures.

For the year ended March 31, 2022, net investment income, calculated in accordance with GAAP, was approximately $119.8 million, or $1.01 per weighted average common share.

For the year ended March 31, 2022, we recorded a net increase in net assets resulting from operations of approximately $125.9 million, or $1.07 per weighted average common share (inclusive of realized and unrealized gains and losses).

For the year ended March 31, 2022, we made additional investments of approximately $1.2 billion, and received approximately $585.5 million from sales and repayments of our CLO investments.

Market Overview and Opportunity

The broader corporate loan and CLO equity market exhibited strength during calendar year 2021, most of which was seen during the first half of the year. During the first half of 2021, the S&P/LSTA Leveraged Loan Index increased from a price of 96.19% at the end of December 2020 to 98.37% at the end of June 2021. During this period, lower credit quality loans outperformed higher credit quality loans. The S&P/LSTA Leveraged Loan Index ended the year at a price of 98.64%, with lower credit quality loans underperforming higher credit quality loans during the second half of 2021. For the full year, BB rated loan prices increased 0.32%, B rated loan prices increased 0.75%, and CCC rated loan prices increased 5.02%. During the quarter ended March 31, 2022, the U.S. loan market was volatile compared to the quarter ended December 31, 2021. The S&P / LSTA Leveraged Loan Index, increased from a price of 98.64% as of December 31, 2021, to a high of 99.08% as of January 23, 2022. The S&P / LSTA Leveraged Loan Index, then dropped to a low of 95.88% as of March 15, 2022, before recovering to a price of 97.60% as of March 31, 2022. We believe that the loan market’s performance during calendar year 2021 was driven by COVID-19 pandemic-related recoveries as well as significant investment inflows into both the loan and CLO asset classes. Moreover, loan market credit quality improved during 2021 as exhibited by a decrease in default rates to 0.29% at the end of 2021 versus 3.83% at the end of 2020. This environment presented corporate loan and CLO managers with the opportunity to buy performing assets in the primary and secondary loan markets with sufficient risk adjusted returns, ultimately accruing to the benefit of CLO equity holders.

Economic and Market Conditions

Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of our control. These types of events have adversely affected and could continue to adversely affect operating results for the Fund and for our investments in CLOs and their underlying collateral. For example, the COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in the equity and debt markets. The COVID-19 pandemic and restrictive measures taken during the course of the pandemic to contain or mitigate its spread have caused, and are continuing to cause supply chain interruptions, labor shortages, increased inflationary pressure and overall economic and financial market instability both globally and in the United States. While several countries, as well as certain states, counties and cities in the United States, relaxed the public health restrictions throughout 2021 and into early 2022 partly as a result of the introduction of vaccines, recurring COVID-19 outbreaks caused by different virus variants continue to lead to the re-introduction of certain restrictions in certain states in the United States and globally.

The impact of COVID-19 led to significant volatility and declines in the global public equity markets and it is uncertain how long this volatility will continue. As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. Some economists and major investment banks have expressed concern that the continued spread of the virus globally could lead to a world-wide economic downturn, the impacts of which could last for some period after the pandemic is controlled and/or abated.

The COVID-19 pandemic is continuing as of the filing date of this Annual Report on Form N-CSR, and its extended duration may have further adverse impacts on our CLO investments after March 31, 2022, including for the reasons described herein.

The Fund’s ability to pay distributions might be adversely affected by the impact of one or more of the risks discussed in this section, including the COVID-19 pandemic described above. The Fund cannot assure you that it will achieve investment results that will allow us to make a specified level of cash distributions.

Additionally, various social and political circumstances in the United States and around the world (including wars and other forms of conflict, including rising trade tensions between the United States and China, and other uncertainties regarding actual and potential shifts in the U.S. and foreign, trade, economic and other policies with other countries, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may also contribute to increased market volatility and economic uncertainties or deterioration in the United States and worldwide. Specifically, the conflict between Russia and Ukraine, and resulting market volatility, could adversely affect our business, financial condition or results of operations. In response to the conflict between Russia and Ukraine, the United States and other countries have imposed sanctions or other restrictive actions against Russia. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on our business, financial condition, cash flows and results of operations and could cause the market value of our common shares and/or debt securities to decline. These market and economic disruptions could also negatively impact the operating results of our portfolio companies.

Jonathan H. Cohen
Chief Executive Officer

This letter is intended to assist stockholders in understanding the Fund’s performance during the year ended March 31, 2022. The views and opinions in this letter were current as of May 16, 2022. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Important Information

This report is transmitted to the stockholders of the Fund and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”).

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Fund, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of March 31, 2022. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company. It currently seeks to achieve its investment objective of maximizing risk-adjusted total return by investing in debt and equity tranches of CLO vehicles. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties, including the impact of COVID-19 and related changes in the base interest rates and significant market volatility on our business, our CLO investments, our industry and the global economy, as well as the market volatility resulting from the conflict between Russia and Ukraine and the sanctions and other restrictive actions taken by the United States and other countries against Russia, which could adversely affect our business, financial condition or results of operations. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Performance Data

The graph below compares the cumulative stockholder return on our common stock with that of the S&P BDC Index, as we do not believe there is an appropriate index of companies with an investment strategy similar to our own with which to compare the return on our common stock, for the period from March 31, 2012 through March 31, 2022. The graph assumes that, on March 31, 2012, a person invested $10,000 in each of our common stock and the S&P BDC Index. For comparative purposes, the performance of a relevant third-party securities market index, the S&P BDC Index, is shown.

The graph measures cumulative total stockholder return, which takes into account both changes in stock price and distributions. Distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares.

Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

Average Annual Returns March 31, 2022	1 Year	5 Year	10 Year
Oxford Lane Capital Corp.	28.56%	49.60%	177.24%
S&P BDC Index	20.73%	58.31%	138.90%

Data for Oxford Lane Capital Corp. represents returns based on the change in the Fund’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.

OXFORD LANE CAPITAL CORP.

TOP TEN HOLDINGS
AS OF MARCH 31, 2022

Investment	Maturity	Fair Value	% of Net Assets
Rockford Tower CLO 12, Ltd. – CLO subordinated warehouse notes	September 13, 2023	$48,250,000	5.09%
Carlyle US CLO 2021-8, Ltd. – CLO subordinated notes	October 20, 2034	$33,179,250	3.50%
Kings Park CLO, Ltd. – CLO income notes	January 21, 2035	$26,275,150	2.77%
Elevation CLO 2021-14, Ltd. – CLO subordinated notes	October 20, 2034	$25,600,000	2.70%
Anchorage Capital CLO 17, Ltd. – CLO subordinated notes	July 15, 2034	$24,655,800	2.60%
Wind River 2021-2 CLO Ltd. – CLO subordinated notes	July 20, 2034	$24,253,000	2.56%
Nyack Park CLO, Ltd. – CLO subordinated notes	October 20, 2034	$24,180,000	2.55%
Octagon 57, Ltd. – CLO income notes	October 15, 2034	$23,927,877	2.53%
Regatta XVIII Funding Ltd. – CLO subordinated notes	January 15, 2034	$23,275,886	2.46%
Dryden 86 CLO, Ltd. – CLO subordinated notes	July 17, 2030	$22,629,219	2.39%

Portfolio Investment Breakdown as of March 31, 2022
(Excludes cash equivalents and other assets)

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this report contains a reference to fees or expenses paid by “us” or “Oxford Lane Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Oxford Lane Capital Corp.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses borne by us (as a percentage of offering price)	—	(2)
Distribution reinvestment plan expenses	—	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—
Annual expenses (estimated as a percentage of net assets attributable to common stock):
Base management fee	2.92	%(4)
Incentive fees payable under our investment advisory agreement (20% of net investment income)	3.12	%(5)
Interest payments on borrowed funds	2.60	%(6)
Preferred stock dividend payment	1.42	%(7)
Other expenses	0.46	%(8)
Total annual expenses	10.52	%(9)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$138	$348	$528	$872

The example and the expenses in the tables above should not be considered as a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is included in the example. Also, while the example assumes reinvestment of all distributions at NAV, participants in our distribution reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the distribution payment date, which may be at, above or below NAV. See “Distribution Reinvestment Plan” in this report for additional information regarding our distribution reinvestment plan.

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(1)      In the event that the securities to which this report relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.

(2)      If applicable, the prospectus or prospectus supplement relating to an offering of our securities will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.

(3)      The expenses of the distribution reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. We will not charge any brokerage charges or other charges to stockholders who participate in the plan. However, your own broker may impose brokerage charges in connection with your participation in the plan.

(4)      Assumes gross assets of $1,458.1 million and $423.4 million of leverage (which reflects $68.1 million of 6.75% Series 2024 Term Preferred Shares, $88.1 million aggregate amount of 6.25% Series 2027 Term Preferred Shares, $67.2 million aggregate amount of 6.00% Series 2029 Term Preferred Shares, $100.0 million of the 6.75% Unsecured Notes due 2031 and $100.0 million of the 5.00% Unsecured Notes due 2027 issued and outstanding as of March 31, 2022 and assumes net assets of $997.2 million (which has been adjusted to reflect the issuance of an additional $50.0 million of common stock).

(5)      The above calculation presents our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement, however, is based on our gross assets, which is defined as all the assets of Oxford Lane Capital, including those acquired using borrowings for investment purposes. As a result, to the extent we use additional leverage, it would have the effect of increasing our base management fee as a percentage of our net assets. Amount reflects the estimated annual incentive fees payable to our investment adviser, Oxford Lane Management, during the fiscal year following this offering. The estimate assumes that the incentive fee earned will be proportional to the fee earned during the fiscal year ended March 31, 2022 and adjusted to include the estimated incentive fee based on the issuance of an additional $50.0 million of common stock.

          The incentive fee, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate, which we refer to as the Hurdle, subject to a “catch-up” provision measured at the end of each calendar quarter. The incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the incentive fee for each quarter is as follows:

•        no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;

•        100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20.0% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and

•        20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser)

          No incentive fee is payable to our investment adviser on realized capital gains. For a more detailed discussion of the calculation of this fee, see “Note 4. Related Party Transactions.”

(6)      “Interest payments on borrowed funds” represents our annualized interest expense and includes dividends payable on our Term Preferred Shares and interest payable on the Notes, each as outstanding on March 31, 2022. We may issue additional shares of preferred stock or debt securities. In the event that we were to issue additional shares of preferred stock or debt securities, our borrowing costs, and correspondingly our total annual expenses, including, in the case of such preferred stock, the base management fee as a percentage of the Fund’s net assets attributable to common stock, would increase.

(7)      Assumes that we have an aggregate of (a) $68.1 million of preferred stock with a preferred rate of 6.75% per annum, (b) $88.1 million of preferred stock with a preferred rate of 6.25% per annum and (c) $67.2 million of preferred stock with a preferred rate of 6.00% per annum which were the amounts outstanding as of March 31, 2022. We may issue additional shares of preferred stock. In the event that we were to issue additional shares of preferred stock or debt securities, our borrowing costs, and correspondingly our total annual expenses, including, in the case of such preferred stock, the base management fee as a percentage of the Fund’s net assets attributable to common stock, would increase.

(8)      “Other expenses” ($4.6 million) are estimated for the current fiscal year, which considers the actual expenses for the year ended March 31, 2022, and adjusted for any new and non-recurring expenses, such as an assumed issuance of an additional $50.0 million of common stock.

(9)      “Total annual expenses” is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our preferred stock or debt securities, if any) bear all of our fees and expenses, all of which are included in this fee table presentation. The indirect expenses associated with the Fund’s CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then the Fund’s total annual expenses would have been 30.69%.

Principal Risks

There are significant potential conflicts of interest which could impact our investment returns.

Oxford Lane Management, LLC’s (“OXLC Management”) investment team manages the portfolios of Oxford Square Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies and CLOs. Additionally, OXLC Management’s investment team manages the portfolio of Oxford Bridge II, LLC and Oxford Gate Master Fund, LLC, limited liability companies that invest principally in the equity of CLOs. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation policies. On June 14, 2017, the SEC issued the Order permitting us and certain of our affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions. Subject to satisfaction of certain conditions to the Order, the Fund and certain of its affiliates are now permitted, together with any future business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is the Fund’s investment adviser or an investment adviser controlling, controlled by, or under common control with our investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing the Fund’s stockholders with access to a broader array of investment opportunities. Pursuant to the Order, the Fund is permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Fund and its stockholders and do not involve overreaching in respect of the Fund or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Fund’s stockholders and is consistent with its then-current investment objective and strategies.

A general increase in interest rates may have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of the Fund’s Investment Advisory Agreement with OXLC Management, any general increase in interest rates will likely have the effect of making it easier for OXLC Management to meet the quarterly hurdle rate for payment of net investment income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of OXLC Management. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, OXLC Management could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in OXLC Management’s net investment income incentive fee resulting from such a general increase in interest rates.

We may borrow money and/or issue preferred stock to leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

As a registered closed-end management investment company, we will generally be required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we will generally be required to meet an asset coverage ratio with respect to our outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. If this ratio declines, we may not be able to incur additional debt or issue additional shares of preferred stock and could be required by law to sell a portion of our investments to repay some debt or redeem some preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions or repurchases of stock. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

The following table is intended to illustrate the effect of the use of direct leverage on returns from an investment in the Fund’s common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	(16.6)%	(9.5)%	(2.5)%	4.5%	11.6%

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(1)      Assumes (i) $1,458.1 million in pro forma total assets as of March 31, 2022 (adjusted to reflect the issuance of $68.1 million in outstanding Series 2024 Term Preferred Shares, $88.1 million in outstanding Series 2027 Term Preferred Shares, $67.2 million in outstanding Series 2029 Term Preferred Shares, $100.0 million in outstanding 6.75% Notes and $100.0 million in outstanding 5.00% Notes; (ii) $997.2 million in pro forma net assets as of March 31, 2022 (adjusted to reflect the issuances described above); and (iii) an annualized average interest rate on our indebtedness and preferred equity, as of March 31, 2022 (adjusted to reflect the issuances described above), of 6.11%.

Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 1.84% to cover annual interest and dividend payments on our outstanding indebtedness and preferred equity.

The application of risk retention rules under Section 941 the Dodd-Frank Act to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.

There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the U.S. risk retention rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the U.S. risk retention rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the U.S. risk retention rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the U.S. risk retention rules and other factors.

Due to the COVID-19 pandemic or other disruptions in the economy, we may reduce, defer or eliminate our distributions and choose to incur U.S. federal excise tax in order to preserve cash and maintain flexibility.

The Fund cannot assure you that it will achieve investment results that will allow us to make a specified level of cash distributions. The Fund may also distribute taxable distributions that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable IRS guidance, distributions by publicly offered RICs that are payable in cash or in shares of stock at the election of stockholders are treated as taxable distributions. The Internal Revenue Service has published a revenue procedure indicating that this rule will apply even where the total amount of cash to be distributed is not less than 20% of the total distribution. Under this revenue procedure, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his, her or its entire distribution times the percentage limitation on cash available for distribution. If the Fund decides to make any distributions consistent with this revenue procedure that are payable in part in our stock, taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain distribution) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of its stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, the Fund may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of the Fund’s stockholders determine to sell shares of its stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of its stock.

If a CLO vehicle in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. Most CLO vehicles in which OXLC invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding tax. If a CLO vehicle in which OXLC invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect OXLC’s operating results and cash flows.

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2022
ASSETS
Investments, at fair value (cost: $1,499,771,621)	$1,346,942,427
Cash and cash equivalents	34,672,822
Distributions receivable	25,456,981
Deferred offering costs on common stock	85,929
Interest receivable, including accrued interest purchased	528,760
Prepaid expenses and other assets	362,884
Other assets	91,946
Total assets	1,408,141,749

LIABILITIES
Mandatorily redeemable preferred stock, net of unamortized deferred issuance costs of $5,064,261 (50,000,000 shares authorized, 8,936,721 shares issued and outstanding)	218,353,764
Notes payable – 6.75% unsecured notes, net of unamortized deferred issuance costs of $3,201,003	96,798,997
Notes payable – 5.00% unsecured notes, net of unamortized deferred issuance costs of $3,215,220	96,784,780
Securities purchased not settled	33,538,344
Incentive fees payable to affiliate	8,102,775
Base management fee payable to affiliate	6,649,852
Accrued expenses	632,426
Interest payable	32,639
Directors’ fees payable	70,000
Administrator expense payable	21,873
Total liabilities	460,985,450

COMMITMENTS AND CONTINGENCIES (Note 10)

NET ASSETS applicable to common stock, $0.01 par value, 450,000,000 shares authorized, 144,478,402 shares issued and outstanding	$947,156,299

NET ASSETS consist of:
Common stock, $0.01 par value	$1,444,784
Capital in excess of par value	1,056,739,801
Total distributable earnings/(accumulated losses)	(111,028,286)
Total net assets	$947,156,299
Net asset value per common share	$6.56
Market price per share	$7.24
Percentage of market price premium to net asset value per share	10.37%

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
MARCH 31, 2022

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Debt Investments
Structured Finance – Debt Investments
Allegro CLO II-S, Ltd.
CLO secured notes – Class E(3)(6), 8.08% (LIBOR + 7.82%, due October 21, 2028)	06/24/2020	$5,500,000	$4,578,663	$4,761,900

BlueMountain CLO 2015-4 Ltd.
CLO secured notes – Class ER(3)(6), 6.20% (LIBOR + 5.95%, due April 20, 2030)	01/19/2022	837,000	793,670	754,221

BlueMountain CLO 2018-1 Ltd.
CLO secured notes – Class F(3)(6), 8.51% (LIBOR + 8.21%, due July 30, 2030)	11/18/2019	8,500,000	6,260,586	6,657,200

Highbridge Loan Management 5-2015, Ltd.
CLO secured notes – Class FRR(3)(6), 8.24% (LIBOR + 8.00%, due October 15, 2030)	08/03/2021	3,425,000	3,090,971	2,694,790

Longfellow Place CLO, Ltd.
CLO secured notes – Class FRR(3)(6), 8.74% (LIBOR + 8.50%, due April 15, 2029)	03/26/2019	4,137,500	3,041,400	2,504,429

Midocean Credit CLO VI
CLO secured notes – Class F(3)(6), 8.20% (LIBOR + 8.01%, due April 20, 2033)	03/12/2021	4,000,000	3,263,153	3,360,000

Nassau 2017-II Ltd.
CLO secured notes – Class E(3)(6), 6.49% (LIBOR + 6.25%, due January 15, 2030)	01/07/2022	7,030,000	6,423,146	5,764,600

Venture XXI CLO, Limited
CLO secured notes – Class F(3)(6), 6.84% (LIBOR + 6.60%, due July 15, 2027)	07/28/2021	1,750,000	1,454,937	1,470,000

Total Structured Finance – Debt Investments			$28,906,526	$27,967,140	2.95%
Total Collateralized Loan Obligation – Debt Investments			$28,906,526	$27,967,140	2.95%

Collateralized Loan Obligation – Equity Investments
Structured Finance – Equity Investments
AIG CLO 2021-2, LLC
CLO subordinated notes(5)(7), (Estimated yield 19.14%, maturity July 20, 2034)	03/18/2022	$2,500,000	$1,964,313	$1,975,000

AIMCO CLO, Series 2015-A
CLO subordinated notes(5)(7)(11), (Estimated yield 18.74%, maturity October 17, 2034)	08/25/2021	10,203,750	6,723,465	7,244,663

Allegro CLO II-S, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.42%, maturity October 21, 2028)	02/06/2020	20,800,000	5,775,531	4,264,000

ALM XVII, Ltd.
CLO subordinated notes(5)(7)(10), (Estimated yield 0.00%, maturity January 15, 2028)	03/04/2019	6,500,000	—	26,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2022

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
AMMC CLO XII, Limited
CLO subordinated notes(5)(7), (Estimated yield 24.97%, maturity November 10, 2030)	09/10/2021	$24,350,000	$7,069,382	$6,818,000

Anchorage Capital CLO 1-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.99%, maturity April 13, 2031)	08/13/2020	10,000,000	5,799,391	6,133,133

Anchorage Capital CLO 4-R, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 15.91%, maturity January 28, 2031)	05/20/2019	9,000,000	5,775,427	5,670,000

Anchorage Capital CLO 5-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.67%, maturity January 15, 2030)	07/16/2019	27,316,000	17,847,949	18,016,690

Anchorage Capital CLO 7, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.50%, maturity January 28, 2031)	06/02/2020	12,750,000	5,445,257	6,375,000

Anchorage Capital CLO 17, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.89%, maturity July 15, 2034)	06/04/2021	31,610,000	25,595,058	24,655,800

Apex Credit CLO 2015-II, Ltd. (fka: JFIN CLO 2015-II Ltd.)
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity October 17, 2026)	11/22/2016	5,750,000	3,695,039	2,788,462

Apex Credit CLO 2018 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.23%, maturity April 25, 2031)	03/14/2018	12,420,000	6,634,999	4,334,042

Apex Credit CLO 2019 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.49%, maturity April 18, 2032)	05/13/2019	17,500,000	13,373,109	9,532,889

Apex Credit CLO 2019-II Ltd.
CLO subordinated notes(5)(7), (Estimated yield 24.97%, maturity October 25, 2032)	10/27/2020	4,500,000	2,675,746	2,582,235

Apidos CLO XXIV
CLO subordinated notes(5)(7), (Estimated yield 18.90%, maturity October 20, 2030)	02/10/2022	5,000,000	2,072,293	2,100,000

Apidos CLO XXXIV
CLO subordinated notes(5)(7), (Estimated yield 17.40%, maturity January 20, 2035)	01/13/2022	8,200,000	6,346,419	6,068,000

Arcadia Warehouse 2022, Ltd.
CLO subordinated warehouse notes(4)(5)(7)(11), (Estimated yield 14.61%, maturity July 20, 2023)	01/31/2022	1,500,000	1,500,000	1,500,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2022

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Ares XXVII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.65%, maturity October 28, 2034)	03/06/2019	$27,871,690	$12,689,711	$11,583,625

Ares XXXIV CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.95%, maturity April 17, 2033)	08/30/2021	15,000,000	7,523,198	6,549,065

Ares XXXVII CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.56%, maturity October 15, 2030)	02/12/2019	25,000,000	13,260,339	10,517,000

Ares XL CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 29.05%, maturity January 15, 2029)	11/30/2017	42,433,000	17,157,703	13,048,244

Ares XLII CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.77%, maturity January 22, 2028)	06/23/2021	21,910,000	9,223,800	7,791,426

Ares XLVI CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.53%, maturity January 15, 2030)	01/25/2022	4,000,000	2,696,833	2,321,653

Ares LXI CLO Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 14.91%, maturity October 20, 2034)	08/25/2021	13,000,000	12,172,034	11,700,000

Atlas Senior Loan Funding XVII, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 17.42%, maturity October 20, 2034)	09/20/2021	6,000,000	5,275,785	5,040,000

Atrium XV
CLO subordinated notes(5)(7)(11), (Estimated yield 16.33%, maturity January 23, 2048)	09/17/2019	21,000,000	14,489,606	13,230,000

Battalion CLO VII Ltd.
CLO subordinated notes(5)(7)(10), (Estimated yield 0.00%, maturity July 17, 2028)	07/03/2018	26,900,000	3,431,497	2,125,100

Benefit Street Partners CLO V Ltd.
CLO preference shares (5)(7)(10), (Estimated yield 0.00%, maturity October 20, 2026)	07/27/2015	11,500,000	486,128	299,000

Bighorn VI, Ltd.
CLO subordinated warehouse notes(4)(5)(7), (Estimated yield 13.74%, maturity February 18, 2023)	09/21/2021	20,625,000	20,625,000	20,625,000

BlueMountain Fuji US CLO II Ltd.
CLO subordinated notes(5)(7), (Estimated yield 24.35%, maturity October 20, 2030)	02/13/2020	31,480,000	17,258,941	17,314,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2022

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
BlueMountain CLO 2015-4 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 27.77%, maturity April 20, 2030)	07/22/2020	$7,644,700	$3,441,199	$3,707,680

BlueMountain CLO 2016-3 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.29%, maturity November 15, 2030)	08/18/2020	7,697,500	4,007,229	4,118,163

BlueMountain CLO 2018-1 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 11.59%, maturity July 30, 2030)	01/14/2020	13,000,000	5,938,972	4,940,000

BlueMountain CLO 2018-3 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 26.34%, maturity October 25, 2030)	06/11/2020	17,825,000	7,645,693	9,001,625

BlueMountain CLO XXXIV Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 20.50%, maturity April 20, 2035)	03/23/2022	10,700,000	9,463,589	9,416,000

B&M CLO 2014-1 LTD
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity April 16, 2026)	10/30/2014	22,000,000	1,872,796	2,200

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes(5)(7)(10)(11), (Estimated yield 0.00%, maturity January 18, 2029)	03/19/2013	16,098,067	1,798,352	715,054

Carlyle Global Market Strategies CLO 2013-4, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.66%, maturity January 15, 2031)	09/29/2021	14,500,000	5,378,143	4,857,500

Carlyle Global Market Strategies CLO 2014-5, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 4.50%, maturity July 15, 2031)	03/27/2019	7,134,333	3,103,358	2,425,673

Carlyle US CLO 2017-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.84%, maturity April 20, 2031)	01/27/2021	7,550,000	3,969,243	3,473,000

Carlyle US CLO 2020-2, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 23.26%, maturity January 25, 2035)	10/21/2020	17,225,000	11,054,618	13,004,875

Carlyle US CLO 2021-8, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 15.54%, maturity October 20, 2034)	08/24/2021	42,537,500	35,580,517	33,179,250

Cathedral Lake CLO 2013, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 20.68%, maturity October 15, 2029)	05/31/2018	21,350,000	5,244,564	4,270,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2022

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Catskill Park CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.27%, maturity April 20, 2029)	02/10/2022	$6,300,000	$3,260,132	$2,835,000

CBAM 2021-14, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.92%, maturity April 20, 2034)	03/24/2022	15,150,000	12,546,115	12,498,750

Cedar Funding IV CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.52%, maturity July 23, 2034)	02/10/2022	3,430,696	2,024,390	1,972,650

Cedar Funding VIII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.48%, maturity October 17, 2034)	01/28/2022	19,126,500	11,287,887	10,902,105

Cedar Funding XII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.96%, maturity October 25, 2034)	03/23/2022	20,008,575	16,403,309	16,707,160

Cedar Funding XV CLO, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 17.76%, maturity April 20, 2035)	02/16/2022	21,735,000	16,668,729	16,319,263

CIFC Fenway Warehouse II Ltd.
CLO subordinated warehouse notes(4)(5)(7), (Estimated yield 15.17%, maturity October 05, 2023)	01/27/2022	3,850,000	3,850,000	3,850,000

CIFC Funding 2014-III, Ltd.
CLO income notes(5)(7)(11), (Estimated yield 5.82%, maturity October 22, 2031)	03/06/2018	18,225,000	8,005,584	5,740,875

CIFC Funding 2021-VII, Ltd.
CLO income notes(5)(7)(9), (Estimated yield 15.16%, maturity January 23, 2035)	10/18/2021	19,867,500	17,723,941	17,483,400

Columbia Cent CLO 28 Limited
CLO subordinated notes(5)(7), (Estimated yield 21.86%, maturity November 07, 2030)	01/14/2022	40,000,000	11,500,698	9,200,000

Crestline Denali CLO XVI, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.51%, maturity January 20, 2030)	06/10/2021	22,000,000	11,310,331	9,680,000

Dryden 33 Senior Loan Fund
CLO subordinated notes(5)(7)(10)(11), (Estimated yield 41.04%, maturity April 15, 2029)	11/18/2020	9,600,000	—	691,200

Dryden 38 Senior Loan Fund
CLO subordinated notes(5)(7), (Estimated yield 17.64%, maturity July 15, 2030)	09/23/2021	13,100,000	7,100,893	6,157,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2022

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Dryden 53 CLO, LLC
CLO subordinated notes(5)(7), (Estimated yield 21.09%, maturity January 15, 2031)	02/10/2022	$6,640,783	$3,747,719	$3,420,003

Dryden 86 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.39%, maturity July 17, 2030)	03/23/2022	31,375,000	22,574,243	22,629,219

Dryden 106 CLO, Ltd.
CLO subordinated warehouse notes(4)(5)(7), (Estimated yield 15.04%, maturity July 10, 2023)	01/26/2022	8,125,000	8,125,000	8,125,000

Eaton Vance CLO 2015-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.63%, maturity January 20, 2030)	02/01/2022	2,500,000	1,282,766	1,125,000

Elevation CLO 2020-11, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 16.51%, maturity April 15, 2033)	02/21/2020	24,000,000	20,545,982	17,520,000

Elevation CLO 2021-12, Ltd.
CLO subordinated notes(5)(7)(8), (Estimated yield 18.30%, maturity April 20, 2032)	02/11/2021	27,190,000	19,565,633	17,455,613

Elevation CLO 2021-14, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 17.50%, maturity October 20, 2034)	09/21/2021	32,000,000	27,489,474	25,600,000

Elmwood CLO V Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.19%, maturity July 24, 2031)	01/25/2022	10,400,000	10,670,706	10,400,000

Elmwood CLO VII Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.66%, maturity January 17, 2034)	03/11/2022	5,000,000	3,939,633	3,950,000

Gulf Stream Meridian 4 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.79%, maturity July 15, 2034)	03/18/2022	4,500,000	3,714,329	3,732,608

Harriman Park CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.97%, maturity April 20, 2034)	01/24/2022	2,000,000	1,788,426	1,717,600

Highbridge Loan Management 3-2014, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.00%, maturity July 18, 2029)	06/19/2020	25,500,000	8,529,053	7,905,000

Highbridge Loan Management 5-2015, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.35%, maturity October 15, 2030)	08/03/2021	18,125,000	6,923,800	6,166,488

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2022

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
HPS Loan Management 2021-16, Ltd.
CLO income notes(5)(7)(9), (Estimated yield 15.99%, maturity January 23, 2035)	11/12/2021	$24,174,000	$21,365,652	$20,064,420

HPS Loan Management 10-2016, Ltd.
CLO income notes(5)(7), (Estimated yield 16.32%, maturity January 20, 2028)	10/21/2021	24,460,380	11,221,247	10,884,869

Kings Park CLO, Ltd.
CLO income notes(5)(7)(9), (Estimated yield 15.56%, maturity January 21, 2035)	12/07/2021	30,552,500	25,682,860	26,275,150

KVK CLO 2013-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.95%, maturity January 14, 2028)	09/22/2020	3,950,000	942,317	948,000

LCM 35 Ltd,
CLO income notes(5)(7)(9), (Estimated yield 15.64%, maturity October 15, 2034)	10/28/2021	28,000,000	21,924,054	20,900,903

Longfellow Place CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity April 15, 2029)	01/11/2018	19,640,000	5,390,538	—

Madison Park Funding XI, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.52%, maturity July 23, 2047)	01/21/2022	11,000,000	4,352,149	3,740,000

Madison Park Funding XIII, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 20.56%, maturity April 19, 2030)	09/17/2019	21,500,000	8,391,038	7,740,000

Madison Park Funding XV, Ltd.
CLO subordinated notes(5)(7)(10), (Estimated yield 0.00%, maturity January 27, 2026)	03/07/2019	34,300,000	—	960,400

Madison Park Funding XXI, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.24%, maturity October 15, 2032)	01/26/2022	7,000,000	5,131,278	4,725,000

Madison Park Funding XXIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.91%, maturity October 20, 2029)	03/28/2019	3,568,750	2,068,199	1,784,375

Madison Park Funding XXVIII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.46%, maturity July 15, 2030)	02/01/2022	4,267,000	2,871,786	2,659,516

Madison Park Funding XXX, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 16.61%, maturity April 15, 2047)	02/23/2018	17,550,000	11,427,245	9,573,531

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2022

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Madison Park Funding XXXVIII, Ltd.
CLO income notes(5)(7)(11), (Estimated yield 17.64%, maturity July 17, 2034)	05/14/2021	$21,250,000	$17,733,973	$18,700,000

Madison Park Funding LII, Ltd.,
CLO income notes(5)(7)(9), (Estimated yield 13.73%, maturity January 22, 2035)	11/22/2021	15,365,000	13,752,510	12,906,600

Madison Park Fund XLI, Ltd. (fka: Atrium XII CLO)
CLO subordinated notes(5)(7), (Estimated yield 22.12%, maturity April 22, 2027)	10/08/2015	34,762,500	15,320,835	14,947,875

Man GLG US CLO 2018-2 Ltd.
CLO subordinated notes(5)(7)(10), (Estimated yield 0.00%, maturity October 15, 2028)	02/18/2021	32,000,000	—	992,000

Marble Point CLO XI Ltd.
CLO income notes(5)(7), (Estimated yield 2.14%, maturity December 18, 2047)	05/07/2019	8,500,000	4,038,373	2,380,000

Marble Point CLO XVIII Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.21%, maturity October 15, 2050)	01/25/2022	26,500,000	20,712,573	19,610,000

Midocean Credit CLO II
CLO income notes(5)(7), (Estimated yield 22.82%, maturity January 29, 2030)	06/17/2021	13,600,000	3,888,685	3,196,000

Midocean Credit CLO III
CLO income notes(5)(7), (Estimated yield 0.00%, maturity April 21, 2031)	04/24/2019	16,650,000	6,838,043	2,997,000

Midocean Credit CLO VI
CLO income notes(5)(7), (Estimated yield 10.86%, maturity April 20, 2033)	11/08/2016	29,700,000	23,326,578	18,711,000

Mountain View CLO 2014-1 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity October 15, 2026)	08/08/2018	15,000,000	2,506,803	1,500

MP CLO VIII, Ltd.
CLO income notes(5)(7), (Estimated yield 16.81%, maturity April 28, 2034)	11/10/2021	11,000,000	3,979,986	3,410,000

Nassau 2017-II Ltd.
CLO income notes(5)(7), (Estimated yield 0.00%, maturity January 15, 2030)	09/17/2019	24,400,000	10,338,730	6,344,000

NorthWoods Capital XIV-B, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 5.42%, maturity November 13, 2031)	12/18/2019	6,975,000	3,512,488	2,580,750

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2022

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Neuberger Berman CLO XIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.02%, maturity January 28, 2030)	01/26/2022	$7,800,000	$3,031,695	$2,652,000

Nyack Park CLO, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 15.24%, maturity October 20, 2034)	09/02/2021	26,000,000	23,939,620	24,180,000

Ocean Trails CLO VI
CLO subordinated notes(5)(7)(10), (Estimated yield 0.00%, maturity July 15, 2028)	10/30/2018	4,000,000	523,451	53,990

Octagon Investment Partners XVII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.97%, maturity January 25, 2031)	05/18/2021	9,300,500	2,850,466	2,604,140

Octagon Investment Partners XXII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.98%, maturity January 22, 2030)	06/07/2018	18,055,000	8,072,104	6,409,525

Octagon Investment Partners 36, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.89%, maturity April 15, 2031)	08/24/2021	10,250,000	5,751,570	5,159,154

Octagon Investment Partners 40, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.70%, maturity January 20, 2035)	02/14/2019	7,000,000	4,457,770	4,900,000

Octagon 57, Ltd.
CLO income notes(5)(7)(9)(11), (Estimated yield 14.93%, maturity October 15, 2034)	10/13/2021	31,725,000	24,358,628	23,927,877

Octagon 60, Ltd.
CLO subordinated warehouse notes(4)(5)(7), (Estimated yield 14.61%, maturity July 10, 2023)	02/04/2022	6,000,000	6,000,000	6,000,000

OFSI Fund VII, Ltd.
CLO subordinated notes(5)(7)(8)(10), (Estimated yield 0.00%, maturity October 18, 2026)	08/05/2014	28,840,000	11,615,361	115,360

OFSI BSL VIII, Ltd.
CLO preferred shares(5)(7), (Estimated yield 0.00%, maturity August 16, 2029)	04/26/2019	8,500,000	4,159,983	2,210,000

OZLM VII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity July 17, 2029)	01/29/2020	21,891,673	4,358,068	2,405,397

OZLM XIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.49%, maturity July 15, 2034)	12/07/2015	31,810,472	13,868,828	13,860,241

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2022

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
PPM CLO 2 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.54%, maturity April 16, 2032)	12/22/2020	$11,750,000	$7,222,336	$7,696,250

Race Point IX CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 23.25%, maturity October 15, 2030)	06/23/2021	2,394,474	833,465	814,121

Regatta Charlie
CLO subordinated warehouse notes(4)(5)(7), (Estimated yield 13.95%, maturity July 13, 2023)	02/04/2022	3,750,000	3,750,000	3,750,000

Regatta VI Funding Ltd.
CLO income notes(5)(7), (Estimated yield 16.40%, maturity April 20, 2034)	10/21/2021	22,000,000	11,033,028	9,240,000

Regatta XVIII Funding Ltd.
CLO subordinated notes(5)(7)(8)(11), (Estimated yield 19.18%, maturity January 15, 2034)	02/18/2021	28,886,856	22,377,018	23,275,886

Regatta XXIII Funding Ltd.
CLO income notes(5)(7)(9)(11), (Estimated yield 15.43%, maturity January 20, 2035)	11/04/2021	22,496,000	18,420,976	17,771,840

Riserva CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.78%, maturity January 18, 2034)	03/18/2022	2,400,000	1,402,026	1,416,000

Rockford Tower CLO 2021-3, Ltd.
CLO subordinated notes(5)(7)(9)(11), (Estimated yield 15.37%, maturity October 20, 2034)	09/22/2021	22,432,167	20,034,473	19,067,342

Rockford Tower CLO 12, Ltd.
CLO subordinated warehouse notes(4)(5)(7)(17), (Estimated yield 17.33%, maturity September 13, 2023)	11/09/2021	48,250,000	48,250,000	48,250,000

Rockland Park CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.50%, maturity April 20, 2034)	04/26/2021	28,750,000	22,306,824	21,850,000

Romark CLO – V Ltd.
CLO income notes(5)(7)(9), (Estimated yield 15.21%, maturity January 15, 2035)	11/18/2021	27,000,000	21,543,657	19,980,000

Saratoga Park CLO, Ltd.
CLO subordinated warehouse notes(4)(5)(7), (Estimated yield 17.77%, maturity October 27, 2023)	11/22/2021	20,250,000	20,250,000	20,250,000

Shackleton 2013-IV-R CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.51%, maturity April 13, 2031)	08/14/2018	24,500,000	8,725,836	8,013,019

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2022

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Shackleton 2014-V-R CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 14.64%, maturity May 07, 2031)	09/17/2019	$20,750,000	$9,365,897	$7,885,000

Signal Peak CLO 9, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.59%, maturity July 21, 2034)	07/19/2021	22,110,000	19,022,099	18,130,200

Sound Point CLO V-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.91%, maturity July 18, 2031)	05/04/2021	37,500,000	7,557,139	6,187,500

Sound Point CLO VI-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity October 20, 2031)	05/01/2018	24,656,983	6,841,074	3,451,978

Sound Point CLO XX, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.25%, maturity July 26, 2031)	07/07/2021	13,000,000	7,776,384	6,760,000

Telos CLO 2013-3, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity July 17, 2026)	01/25/2013	14,332,210	6,288,457	429,966

Telos CLO 2013-4, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity January 17, 2030)	07/11/2013	14,350,000	5,243,792	1,923,688

Telos CLO 2014-6, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity January 17, 2027)	11/08/2017	21,400,000	9,166,640	1,070,000

THL Credit Wind River 2017-1 CLO Ltd.
CLO subordinated notes(5)(7)(8), (Estimated yield 13.76%, maturity April 18, 2036)	02/02/2017	14,200,000	9,093,179	8,646,892

Tralee CLO II, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity July 20, 2029)	06/06/2018	6,300,000	1,914,689	315,000

Tralee CLO IV, Ltd.
CLO subordinated notes(5)(7)(8), (Estimated yield 0.00%, maturity January 20, 2030)	12/21/2017	13,270,000	7,003,021	2,659,748

Venture XV CLO, Limited
CLO subordinated notes(5)(7)(11), (Estimated yield 5.15%, maturity July 15, 2032)	01/31/2018	15,992,521	6,218,983	3,038,579

Venture XVII CLO, Limited
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity April 15, 2027)	01/09/2017	17,000,000	6,966,764	1,926,253

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2022

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Venture XX CLO, Limited
CLO subordinated notes(5)(7)(10)(11), (Estimated yield 0.00%, maturity April 15, 2027)	07/27/2018	$7,200,000	$1,919,363	$1,778,400

Venture XXI CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity July 15, 2027)	08/16/2017	30,000,000	13,848,916	3,900,000

Venture XXII CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 19.22%, maturity January 15, 2031)	02/09/2022	18,500,000	10,771,178	10,175,000

Venture XXV CLO, Limited
CLO subordinated notes(5)(7)(8), (Estimated yield 41.24%, maturity April 20, 2029)	09/25/2020	13,750,000	3,766,878	4,980,250

Venture 37 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 14.96%, maturity July 15, 2032)	05/28/2019	8,500,000	6,392,278	5,610,000

Venture 40 CLO, Limited
CLO subordinated notes(5)(7)(10)(11), (Estimated yield 25.21%, maturity November 24, 2031)	10/16/2020	17,580,000	13,006,263	15,593,460

Venture 42 CLO, Limited
CLO subordinated notes(5)(7)(8), (Estimated yield 19.03%, maturity April 15, 2034)	03/15/2021	7,000,000	5,892,311	5,768,026

Venture 44 CLO, Limited
CLO subordinated notes(5)(7)(9), (Estimated yield 18.77%, maturity October 20, 2034)	08/16/2021	24,750,000	22,365,664	22,027,500

Vibrant CLO III, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 24.59%, maturity October 20, 2031)	02/05/2019	26,250,000	9,555,149	9,843,750

Voya CLO 2020-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.55%, maturity July 16, 2034)	03/08/2022	15,500,000	12,253,007	12,245,000

Wellfleet 2016-2 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity October 20, 2028)	09/28/2016	11,000,000	6,118,020	4,400,000

Wellfleet CLO X, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 24.23%, maturity July 20, 2032)	12/03/2020	7,310,000	3,981,251	4,459,100

Wellfleet CLO 2017-1, Ltd.
CLO income notes(5)(7), (Estimated yield 20.44%, maturity April 20, 2029)	11/03/2021	2,000,000	1,051,200	880,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2022

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
West CLO 2014-1, Ltd.
CLO subordinated notes(5)(7)(10)(11), (Estimated yield 0.00%, maturity July 18, 2026)	11/16/2018	$20,250,000	$213,426	$324,000

THL Credit Wind River 2018-3 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.60%, maturity January 20, 2031)	03/02/2022	25,400,000	18,403,865	18,161,000

Wind River 2021-2 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.36%, maturity July 20, 2034)	05/14/2021	30,700,000	23,373,062	24,253,000

York CLO-5 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.60%, maturity October 22, 2031)	05/20/2021	24,625,000	14,487,610	12,312,500

Zais CLO 7, Limited
CLO subordinated notes(5)(7), (Estimated yield 27.66%, maturity April 15, 2030)	06/29/2021	8,000,000	2,650,534	2,240,000

Zais CLO 8, Limited
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity April 15, 2029)	02/23/2018	3,000,000	1,600,592	825,000

Zais CLO 9, Limited
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity July 20, 2031)	06/19/2018	12,700,000	7,841,343	4,572,000

Other CLO equity related investments
CLO other(8)	Various(16)		9,398,945	10,194,485
Total Structured Finance – Equity Investments			$1,470,865,095	$1,318,975,287	139.26%
Total Collateralized Loan Obligation – Equity Investments			$1,470,865,095	$1,318,975,287	139.26%
Total Investments			$1,499,771,621	$1,346,942,427	142.21%
Cash Equivalents
First American Government Obligations Fund(12)		28,584,608	$28,584,608	$28,584,608
Total Cash Equivalents			$28,584,608	$28,584,608	3.02%

Total Investments and Cash Equivalents			$1,528,356,229	$1,375,527,035	145.23%

____________

(1)      We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)      Fair value is determined in good faith by the Board of Directors of the Fund.

(3)      Cost reflects accretion of original issue discount or market discount.

(4)      The subordinated shares represent an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.

(5)      Cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2022

(6)      The CLO secured notes generally bear interest at a rate determined by reference to three-month LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of March 31, 2022.

(7)      The CLO subordinated notes, preferred shares and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(8)      Fair value includes the Fund’s interest in subordinated fee notes, and represents discounted cash flows associated with fees earned from CLO equity investments.

(9)      Investment has not made inaugural distribution for relevant period end. See “Note 2. Summary of Significant Accounting Policies — Investment Income.”

(10)    The CLO equity investment was optionally redeemed. See “Note 2. Summary of Significant Accounting Policies — Securities Transactions.”

(11)    Investment is co-invested with the Fund’s affiliates. See “Note 4. Related Party Transactions.”

(12)    Represents cash equivalents held in a money market account as of March 31, 2022.

(13)    The fair value of the investment was determined using significant unobservable inputs. See “Note 3. Fair Value.”

(14)    The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Unless otherwise noted, all of the Fund’s investments are deemed to be “restricted securities” under the Securities Act.

(15)    Acquisition date represents the initial date of purchase.

(16)    Cost and fair value total represents multiple investments which were purchased within one year prior to March 31, 2022.

(17)    Investment represents greater than 5% of net assets.

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
STATEMENT OF OPERATIONS

Year Ended March 31, 2022
INVESTMENT INCOME
Income from securitization vehicles and investments	$192,378,690
Interest income – debt investments	3,949,312
Other income	2,974,729
Total investment income	199,302,731

EXPENSES
Interest expense	22,077,122
Base management fees	23,218,192
Incentive fees	29,948,009
Professional fees	1,324,709
Administrator expense	922,632
General and administrative	1,078,951
Directors’ fees	334,001
Insurance expense	245,109
Transfer agent and custodian fees	361,972
Total expenses	79,510,697
Net investment income	119,792,034
Net change in unrealized appreciation on investments	4,759,261
Net realized loss on the redemption of mandatorily redeemable preferred stock	(1,017,577)
Net realized gain on investments	2,344,273
Net realized gain and net change in unrealized appreciation	6,085,957
Net increase in net assets resulting from operations	$125,877,991

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase in net assets from operations:
Net investment income	$119,792,034	$76,415,514
Net realized gains (losses) on investments	2,344,273	(69,475,755)
Net realized (losses) gains on the redemption of mandatorily redeemable preferred stock	(1,017,577)	389,386
Net change in unrealized appreciation on investments	4,759,261	282,603,927
Net increase in net assets resulting from operations	125,877,991	289,933,072
Distributions of net investment income	(98,698,871)	(50,174,870)
Distributions of return of capital	—	(36,162,689)
Total distributions to stockholders	(98,698,871)	(86,337,559)

Capital share transactions:
Issuance of common stock (net of underwriting fees and offering costs of $3,626,247 and $1,799,357, respectively)	310,628,470	112,625,535
Reinvestment of distributions	13,094,960	11,244,332
Net increase in net assets from capital share transactions	323,723,430	123,869,867

Total increase in net assets	350,902,550	327,465,380
Net assets at beginning of year	596,253,749	268,788,369

Net assets at end of year	$947,156,299	$596,253,749

Capital share activity:
Shares issued	42,165,903	22,734,676
Shares issued from distribution reinvestment plan	1,859,664	2,535,006
Net increase in capital share activity	44,025,567	25,269,682

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
STATEMENT OF CASH FLOWS

Year Ended March 31, 2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$125,877,991
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Accretion of discount on investments	(1,036,454)
Amortization of deferred issuance costs on mandatorily redeemable preferred stock	954,443
Accretion of discount on mandatorily redeemable preferred stock	9,787
Amortization of deferred offering costs on common stock	378,626
Amortization of deferred issuance costs on notes payable – unsecured notes	493,128
Purchases of investments	(1,218,890,010)
Sales of investments	285,939,016
Repayments of principal and reductions to investment cost value	299,600,927
Net change in unrealized appreciation on investments	(4,759,261)
Net realized gain on investments	(2,344,273)
Net realized losses on the redemption of mandatorily redeemable preferred stock	1,017,577
Net reductions to CLO equity and related investment cost	131,170,257
Increase in distributions receivable	(8,847,549)
Increase in fee receivable	(33,142)
Decrease in interest receivable	59,964
Increase in prepaid expenses and other assets	(94,905)
Increase in base management fee payable	2,513,598
Increase in incentive fee payable	2,691,484
Decrease in interest payable	(267,361)
Decrease in administrator expense payable	(5,471)
Decrease in accrued offering costs	(169,059)
Increase in accrued expenses	243,113
Net cash used in operating activities	(385,497,574)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of distribution reinvestment plan of $13,094,960)	(85,603,911)
Proceeds from the issuance of common stock	314,254,717
Underwriting fees and offering costs for the issuance of common stock	(3,626,247)
Redemption of mandatorily redeemable preferred stock	(57,034,875)
Proceeds from the issuance of notes payable – 5.00% unsecured notes	100,000,000
Payment of deferred issuance costs – notes payable	(3,482,868)
Proceeds from the issuance of mandatorily redeemable preferred stock	67,172,500
Deferred issuance costs for the issuance of mandatorily redeemable preferred stock	(2,376,336)
Net cash provided by financing activities	329,302,980

Net decrease in cash and cash equivalents	(56,194,594)
Cash and cash equivalents, beginning of year	90,867,416
Cash and cash equivalents, end of year	$34,672,822

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$20,887,126
NON-CASH ACTIVITIES
Value of shares issued in connection with dividend reinvestment plan	$13,094,960
Cost of securities purchased not settled	$33,538,344

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 1. ORGANIZATION

Oxford Lane Capital Corp. (“OXLC” or the “Fund”) was incorporated as a corporation under the General Corporation Laws of the State of Maryland on June 9, 2010. The Fund is a non-diversified closed-end management investment company that has registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return, and it currently seeks to achieve its investment objective by investing in structured finance investments, specifically the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles, which are collateralized primarily by a diverse portfolio of senior secured loans made to companies whose debt is unrated or is rated below investment grade (the “Senior Loans”). OXLC’s investment activities are managed by OXLC Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act.”) Oxford Funds, LLC (“Oxford Funds”) is the managing member of OXLC Management and serves as the administrator of OXLC. Under the investment advisory agreement with OXLC Management (the “Investment Advisory Agreement”), OXLC has agreed to pay OXLC Management an annual base management fee based on gross assets as well as an incentive fee based on its performance. For further detail please refer to “Note 4. Related Party Transactions.”

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), include the accounts of the Fund. The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund maintains its accounting records in U.S. dollars.

USE OF ESTIMATES

The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates, and these differences could be material.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of deposits held at custodian banks, and highly liquid investments, such as money market funds, which contain investments with original maturities of three months or less. The Fund places its cash equivalents with financial institutions, and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Cash equivalents are classified as Level 1 assets and are included on the Fund’s Schedule of Investments. Cash equivalents are carried at cost or amortized cost which approximates fair value, and investments held in money market funds are valued at NAV per share.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

INVESTMENT VALUATION

The Fund determines the fair values of its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement. Estimates made in the preparation of OXLC’s financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXLC makes. OXLC is required to specifically fair value each individual investment on a quarterly basis.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. OXLC considers the attributes of current market conditions on an ongoing basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, all of OXLC’s investments are based upon “Level 3” inputs as of March 31, 2022.

Collateralized Loan Obligations — Debt and Equity

OXLC has acquired debt and equity positions in CLO investment vehicles and has purchased CLO warehouse facilities. These investments are special purpose financing vehicles. In valuing such investments, OXLC considers the indicative prices provided by a recognized industry pricing service as a primary source for OXLC’s CLO debt and equity positions, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. OXLC also considers those instances in which the record date for an equity distribution payment falls on or before the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, OXLC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In periods of illiquidity and volatility, the Fund may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios, instead of the Fund’s generated valuation yields. OXLC Management or the Fund’s board of directors (the “Board of Directors”) may elect to engage third-party valuation firms to provide assistance to our Valuation Committee and Board of Directors in valuing certain of our investments, including, but not limited to, when requested by the Board of Directors or OXLC Management. If a third-party valuation firm is engaged by the Fund, it will provide the Board of Directors with a written report with respect to each investment it has reviewed. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value.

Securities Sold Under Agreement to Repurchase

The Fund may enter into an agreement whereby it sells securities to be repurchased at an agreed-upon price and date. Under this agreement, the Fund accounts for this transaction as a collateralized financing transaction which is recorded at the contracted repurchase amount plus interest. Refer to “Note 8. Borrowings” for further details.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

SHARE REPURCHASES

From time to time, the Board of Directors may authorize a share repurchase program under which shares of the Fund’s common stock are purchased in open market transactions. Since the Fund is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date. There was no share repurchase program authorized on the Fund’s common stock for the years ended March 31, 2022 and March 31, 2021.

PREFERRED STOCK

The Fund carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7. Mandatorily Redeemable Preferred Stock” for further details.

PREPAID EXPENSES AND OTHER ASSETS

Prepaid expenses and other assets consists primarily of insurance costs.

INVESTMENT INCOME

Income from securitization vehicles and investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40 Beneficial Interests in Securitized Financial Assets, based upon estimated cash flows, their expected timing, and expected redemption, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

The Fund also records income on its investments in certain securitization vehicles (or “CLO warehouse facilities”) based on a stated rate per the underlying note purchase agreement or, if there is no stated rate, then an estimated rate is calculated using a base case model projecting the timing of the ramp-up of the CLO warehouse facility.

Interest Income — Debt Investments

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of market discounts and/or original issue discount (“OID”) and amortization of market premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, if the Fund does not expect the borrower to be able to service its debt and other obligations, the Fund will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of March 31, 2022, the Fund had no non-accrual investments in its portfolio.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Interest income also includes a payment-in-kind (“PIK”) provision on certain investments in the Fund’s portfolio. Refer to the section below, “Payment-In-Kind,” for a description of the PIK provision and its impact on interest income.

Payment-In-Kind

The Fund has held debt investments in its portfolio which contain a contractual PIK provision. Certain PIK investments offer issuers the option at each payment date of making payments in cash or additional securities. PIK interest is computed at the contractual rate and is recorded as interest income. The PIK amount is added to the principal balance on the capitalization date. Upon capitalization, the PIK component is subject to the fair value estimates associated with the related investments. At the point the Fund believes PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is reversed from the related receivable through interest income. PIK investments on non-accrual status are restored to accrual status once it becomes probable that PIK will be realized.

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are an enhancement to the return on a CLO equity investments and are based upon a percentage of the collateral manager’s fees above the amortized cost and are recorded as other income when earned. The Fund may also earn success fees associated with its investments in CLO warehouse facilities, which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed.

U.S. FEDERAL INCOME TAXES

The Fund intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains timely distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s fiscal 2022 tax returns. The Fund identifies its major tax jurisdictions as U.S Federal and Connecticut State. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Distributions

Our distribution policy is based upon our estimate of our taxable net investment income, which includes actual distributions from our CLO equity class investments, with further consideration given to our realized gains or losses on a taxable basis. Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Distributions from net investment income, if any, are expected to be declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

loss carry-forward, are typically distributed to stockholders annually. Distributions to stockholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s distribution reinvestment plan, unless the stockholder has elected to have them paid in cash.

Amounts required to be distributed reflect estimates made by the Fund. Distributions paid by the Fund in accordance with RIC requirements are subject to re-characterization for tax purposes.

SECURITIES TRANSACTIONS

Securities transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification. An optional redemption (“optionally redeemed”) feature of a CLO allows a majority of the holders of the equity securities issued by the CLO issuer, after the end of a specified non-call period, to cause the redemption of the secured notes issued by the CLO with proceeds paid either through the liquidation of the CLO’s assets or through a refinancing with new debt. The optional redemption is effectively a voluntary prepayment of the secured debt issued by the CLO prior to the stated maturity of such debt. Distributions received on CLO equity investments where the optional redemption feature has been exercised are first applied to the remaining cost basis until it is reduced to zero, after which distributions are recorded as realized gains.

DEFERRED OFFERING COSTS ON COMMON STOCK

Deferred offering costs on common stock consist of fees and expenses incurred in connection with the registration and public offer and sale of the Fund’s common stock, including legal, accounting and printing fees. These costs are deferred at the time of incurrence and are subsequently charged as a reduction to capital when the offering takes place or as shares are issued. Deferred costs are periodically reviewed and expensed if the related registration statement is no longer active or if the offering is unsuccessful.

DEFERRED DEBT ISSUANCE COSTS

Deferred debt issuance costs consist of fees and expenses incurred in connection with the closing or amending of debt offerings and mandatorily redeemable preferred stock, and are capitalized at the time of payment. These costs are amortized using the straight line method over the terms of the respective debt securities. The amortized expenses are included in interest expense in the Fund’s financial statements. The unamortized deferred debt issuance costs are included on the Fund’s Statement of Assets and Liabilities as a direct deduction from the related debt and mandatorily redeemable preferred stock liability. Upon early termination of debt, the remaining balance of unamortized fees related to such debt is accelerated into realized loss on redemption of debt on the Fund’s Statement of Operations.

NOTE 3. FAIR VALUE

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at March 31, 2022, were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
CLO debt	$—	$—	$28.0	$28.0
CLO equity	—	—	1,307.0	1,307.0
Other CLO equity related investments	—	—	12.0	12.0
Total investments at fair value(1)	—	—	1,346.9	1,346.9
Cash equivalents	28.6	—	—	28.6
Total assets at fair value	$28.6	$—	$1,346.9	$1,375.5

____________

(1)      Totals may not sum due to rounding.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 3. FAIR VALUE (cont.)

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Fund’s financial liabilities disclosed, but not carried at fair value as of March 31, 2022 and the level of each financial liability within the fair value hierarchy:

($ in millions)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
6.75% Series 2024 Term Preferred Shares(1)	$67.4	$68.8	$—	$68.8	$—
6.25% Series 2027 Term Preferred Shares(1)	86.0	87.6	—	87.6	—
6.00% Series 2029 Term Preferred Shares(1)	65.0	66.7	—	66.7	—
5.00% Unsecured Notes due 2027(2)	96.8	99.3	—	99.3	—
6.75% Unsecured Notes due 2031(2)	96.8	103.1	—	103.1	—
Total	$412.0	$425.5	$—	$425.5	$—

____________

(1)      For the Term Preferred Stock, fair value is based upon the closing price on the last day of the period. The Term Preferred Stock are listed on the NASDAQ Global Select Market (trading symbols “OXLCM”, “OXLCP” and “OXLCO”).

(2)      For the 5.00% Unsecured Notes and 6.75% Unsecured Notes, fair value is based upon the closing price on the last day of the period. The 5.00% Unsecured Notes and 6.75% Unsecured Notes are listed on the NASDAQ Global Select Market (trading symbol “OXLCZ” and “OXLCL”, respectively).

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of March 31, 2022. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Board of Directors or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The weighted average calculations in the table below are based on the fair value within each respective valuation technique and methodology and asset category.

Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of March 31, 2022	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(3)	Impact to Valuation from an Increase in Input(4)
	($ in millions)
CLO debt	$28.0	Market quotes	NBIB(1)	60.5% – 90.1%/79.5%	NA
CLO equity	1,191.9	Market quotes	NBIB(1)	0.0% – 100.0%/52.8%	NA
	85.3	Recent Transaction	Actual trade(5)	65.5% – 88.0%/77.0%	NA
	6.1	Net Present Value	NBIB(1)	34.0%(7)	NA
	23.7	Liquidation Net Asset Value(6)	NBIB(1)	0.04% – 88.7%/11.0%	NA
Other CLO equity related investments	12.0	Discounted cash flow(2)	Discount rate(2)	1.3% – 27.1%/12.0%	Decrease
Total Fair Value for Level 3 Investments(8)	$1,346.9

____________

(1)      The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Directors in conjunction with additional information compiled by OXLC Management, including performance and covenant compliance information as provided by the independent trustee.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 3. FAIR VALUE (cont.)

(2)      The Fund will calculate the fair value of CLO equity side letters based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle.

(3)      Weighted averages are calculated based on fair value of investments.

(4)      The impact on fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in discount rate, in isolation, would result in a decrease in a fair value measurement. Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

(5)      Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Board of Directors.

(6)      The fair value of those CLO equity and debt positions which have been optionally redeemed are generally valued using a liquidation NAV basis which represents the estimated expected residual value of the CLO as of the end of the period.

(7)      Represents a single investment fair value position, and therefore the range/weighted average is not applicable.

(8)      Totals may not sum due to rounding.

A reconciliation of the fair value of investments for the year ended March 31, 2022, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Other CLO Equity Related Investments	Total(2)
Balance at March 31, 2021	$43.2	$778.2	$4.6	$826.0
Realized gains (losses) included in earnings	2.0	1.3	(1.0)	2.3
Unrealized appreciation included in earnings	(1.0)	6.1	(0.4)	4.7
Accretion of discounts	1.0	—	—	1.0
Purchases	19.7	1,198.7	11.1	1,229.5
Sales and repayments	(37.0)	(548.1)	(0.5)	(585.5)
Reductions to CLO equity cost value(1)	—	(129.3)	(1.9)	(131.2)
Payment in Kind income	—	—	—	—
Transfers in and/or out of level 3	—	—	—	—
Balance at March 31, 2022(2)	$28.0	$1,307.0	$12.0	$1,346.9
The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$(2.2)	$(16.4)	$(0.4)	$(19.1)

____________

(1)      Reduction to cost value on OXLC’s CLO equity investments represents the difference between distributions received, or entitled to be received, for the year ended March 31, 2022, of approximately $326.5 million and the effective yield interest income recognized on our CLO equity subordinated notes and the amortized cost adjusted income on our CLO equity fee notes of approximately $195.4 million. A reduction to cost value is not made for CLO warehouse investments.

(2)      Totals may not sum due to rounding.

There were no transfers in or out of Level 3 during the year ended March 31, 2022.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 4. RELATED PARTY TRANSACTIONS

Effective September 9, 2010, the Fund entered into the Investment Advisory Agreement with OXLC Management, a registered investment adviser under the Advisers Act. Oxford Funds is the managing member of OXLC Management and serves as the administrator of OXLC.

Effective September 9, 2010, the Fund entered into an agreement (“Administration Agreement”) with Oxford Funds to serve as its administrator. Under the Administration Agreement, Oxford Funds performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and for preparation of the reports to the Fund’s stockholders.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay OXLC Management a fee for advisory and management services consisting of two components — a base management fee (or “base management fee”) and an incentive fee.

The Investment base management fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated. For the year ended March 31, 2022, the Fund recognized an expense of approximately $23.2 million. At March 31, 2022, the Fund had a base management fee payable of approximately $6.6 million.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means income from securitization vehicles and investments, interest income from debt investments and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Oxford Funds, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that the Fund has not yet received in cash, such as the amount of any market discount it may accrete on debt instruments purchased below par value. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). For such purposes, the Fund’s quarterly rate of return is determined by dividing its pre-incentive net investment income by its reported net assets as of the prior period end. The Fund’s pre-incentive fee net investment income used to calculate the incentive fee is also included in the amount of its gross assets used to calculate the 2.00% base management fee. The Fund pays OXLC Management an incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter as follows:

•        No incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•        100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up”. The “catch-up” is meant to provide the OXLC Management with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 4. RELATED PARTY TRANSACTIONS (cont.)

•        20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to OXLC Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to OXLC Management).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the year ended March 31, 2022, the Fund recognized incentive fee expense of approximately $29.9 million. At March 31, 2022, the Fund had an incentive fee payable of approximately $8.1 million.

Oxford Funds assists the Fund in determining and publishing the Fund’s NAV, overseeing the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of Oxford Funds’ overhead in performing its obligations under the Administration Agreement, including rent, and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer and any administrative support staff, including accounting personnel. Other expenses that are paid by the Fund include legal, compliance, audit and tax services, market data services, excise taxes, if any, and miscellaneous office expenses. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The costs associated with the functions performed by OXLC’s chief compliance officer are paid indirectly by the Fund pursuant to the terms of an agreement between the Fund and Foreside Consulting Services, LLC.

Independent directors receive an annual fee of $90,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, and relevant committee members receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000. No compensation is paid to directors who are interested persons of the Fund as defined in Section 2(a)(19) of the 1940 Act.

Certain directors, officers and other related parties, including members of OXLC Management, owned, directly or indirectly, an aggregate 0.5% of the common stock of the Fund at March 31, 2022.

Co-Investment Exemptive Relief

On June 14, 2017, the Securities and Exchange Commission (the “SEC”) issued an order permitting OXLC and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, OXLC and certain of its affiliates are now permitted, together with any future business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is OXLC’s investment adviser or an investment adviser controlling, controlled by, or under common control with OXLC’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing OXLC’s stockholders with access to a broader array of investment opportunities.

Pursuant to the Order, OXLC is permitted to co-invest in such investment opportunities with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to OXLC and its stockholders and do not involve overreaching in respect of OXLC or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of OXLC’s stockholders and is consistent with OXLC’s then-current investment objective and strategies.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 4. RELATED PARTY TRANSACTIONS (cont.)

In addition, pursuant to an exemptive order issued by the SEC on April 8, 2020 and applicable to all closed-end funds, through December 31, 2020, OXLC was permitted, subject to the satisfaction of certain conditions, to complete follow-on investments in its existing portfolio companies with certain private funds managed by Oxford Lane Management or its affiliates and covered by the Order, even if such private funds had not previously invested in such existing portfolio company. Without this order, private funds would generally not be able to participate in such follow-on investments with OXLC unless the private funds had previously acquired securities of the portfolio company in a co-investment transaction with OXLC. Although the conditional exemptive order has expired, the SEC’s Division of Investment Management has indicated that until March 31, 2022, it would not recommend enforcement action to the extent any closed-end fund with an existing co-investment order continued to engage in certain transactions described in the conditional exemptive order, pursuant to the same terms and conditions described therein. In connection with the expiration of the conditional exemptive order, the Division of Investment Management indicated that, although closed-end funds would not be able to rely on the conditional exemptive order subsequent to March 31, 2022, closed-end funds can apply to amend their existing orders to permanently implement the relief.

NOTE 5. CONCENTRATION OF CREDIT RISK

The Fund places its cash in a money market fund and, at times, cash and cash equivalents may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Fund’s portfolio may be concentrated in a limited number of investments, which will subject the Fund to a risk of significant loss if any of these investments defaults on its obligations if those sectors experience a market downturn.

NOTE 6. DISTRIBUTIONS

For the year ended March 31, 2022, the Fund declared and paid distributions on common stock of $0.83 per share, or $98,698,871. The Fund declared and paid distributions on common stock of $1.01 per share, or $86,337,559 for the year ended March 31, 2021. The tax character of distributions paid for the year ended March 31, 2022 represented, on an estimated basis, $98,698,871 from ordinary income. For the year ended March 31, 2022, the amounts and sources of distributions reported are only estimates. The tax character of distributions paid for the year ended March 31, 2021 represented, on an estimated basis, $50,174,870 from ordinary income and $36,162,689 from tax return of capital. The ultimate tax character of distributions is unknown until our tax return is filed. For the years ended March 31, 2022 and March 31, 2021, the Fund also declared and paid dividends on preferred stock of $12,791,293 and $14,468,365, respectively. The tax character of distributions paid on preferred stock represented ordinary income.

For the fiscal year ended March 31, 2022, the Fund had available $79,553,682 of long-term capital losses, which can be used to offset future capital gains. For the fiscal year ended March 31, 2022, the Fund utilized $19,462,367 of its capital loss carryforward. Under the current law, capital losses related to securities realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring the first day of the following fiscal year. For the fiscal year ended March 31, 2022, the Fund had no post October losses to defer.

As of March 31, 2022, the estimated components of distributable earnings (accumulated losses) on a tax basis were as follows:

Distributable ordinary income	$90,374,043
Distributable long-term capital gains (capital loss carry forward)	(79,553,682)
Unrealized depreciation on investments*	(121,844,899)
Other timing differences	(3,748)

____________

*        The difference between book basis and tax basis unrealized gains/(losses) is due to the Fund’s CLO equity and partnership investments.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 6. DISTRIBUTIONS (cont.)

As of March 31, 2022, the effect of permanent “book/tax” reclassifications resulted in the following increase/(decrease) to the components of net assets:

Accumulated Net Investment Income	$31,386,618
Accumulated Capital Gains	18,041,452
Paid-In-Capital	(49,428,070)

These differences are primarily due to the CLO equity investments, and acceleration of unamortized deferred issuance costs on mandatorily redeemable preferred stock.

As of March 31, 2022, the aggregate gross unrealized appreciation for tax purposes was $47,610,731, and aggregate gross unrealized depreciation was $169,455,630. For tax purposes, the cost basis of the portfolio investments at March 31, 2022 was $1,468,787,326.

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK

The Fund has authorized 50 million shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 8,936,721 shares issued and outstanding at March 31, 2022. During the fiscal year ended March 31, 2022, the Fund had the following series of preferred stock outstanding: public offerings of its 7.50% Series 2023 Term Preferred Shares (the “Series 2023 Shares”); 6.75% Series 2024 Term Preferred Shares (the “Series 2024 Shares”); 6.25% Series 2027 Term Preferred Shares (the “Series 2027 Shares”); and its 6.00% Series 2029 Term Preferred Shares (the “Series 2029 Shares”), collectively the “Term Preferred Shares”, each issued in an underwritten public offering. The Fund is required to redeem all of the outstanding Term Preferred Shares on their respective redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Term Preferred Shares without the prior unanimous vote or consent of the holders of such Term Preferred Shares. At any time on or after the optional redemption date, at the Fund’s sole option, the Fund may redeem the Term Preferred Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Preferred Shares. The Fund, with the authorization by the Board of Directors, may repurchase any of the Term Preferred Shares from time to time in the open market and effectively extinguish the debt. As of March 31, 2022, there were no accumulated but unpaid dividends on the Fund’s Term Preferred Shares.

On April 15, 2021 (the “Series 2023 Redemption Date”), the Fund redeemed all of the outstanding Series 2023 Term Preferred Stock at a redemption price of $25 per share of Series 2023 Term Preferred Stock, plus an amount equal to all accrued and unpaid dividends and distributions on each share accumulated to (but excluding) the Series 2023 Redemption Date. Upon the redemption of the Series 2023 Term Preferred Stock, the Fund accelerated unamortized debt issuance costs of approximately $0.5 million, and unamortized discount of approximately $0.5 million into net realized loss on redemption of mandatorily redeemable preferred stock in the Statement of Operations.

The Fund’s Term Preferred Share activity for the year ended March 31, 2022, was as follows:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares	Series 2027 Term Preferred Shares	Series 2029 Term Preferred Shares	Total
Shares outstanding at March 31, 2021	2,281,395	2,725,015	3,524,806	—	8,531,216
Shares issued	—	—	—	2,686,900	2,686,900
Shares redeemed(1)	(2,281,395)	—	—	—	(2,281,395)
Shares outstanding at March 31, 2022	—	2,725,015	3,524,806	2,686,900	8,936,721

____________

(1)      On the Series 2023 Redemption Date, the Fund redeemed all of the outstanding Series 2023 Term Preferred Stock at a redemption price of $25 per share of Series 2023 Shares, plus an amount equal to all accrued and unpaid dividends and distributions on each share accumulated to (but excluding) the Series 2023 Redemption Date.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK (cont.)

The Fund’s Term Preferred Share balances as of March 31, 2022, were as follows:

	Series 2024 Term Preferred Shares	Series 2027 Term Preferred Shares	Series 2029 Term Preferred Shares	Total
Principal value	$68,125,375	$88,120,150	$67,172,500	$223,418,025
Unamortized deferred issuance cost	(750,111)	(2,119,195)	(2,194,955)	(5,064,261)
Carrying value	$67,375,264	$86,000,955	$64,977,545	$218,353,764
Fair value(1)	$68,806,629	$87,556,181	$66,742,596	$223,105,406
Fair value price per share(1)	$25.25	$24.84	$24.84

____________

(1)      Represents the March 31, 2022 closing market price per share of each respective series of Term Preferred Shares on the NASDAQ Global Select Market.

The terms of the Fund’s Term Preferred Share offerings are as set forth in the table below:

	Series 2024 Term Preferred Shares	Series 2027 Term Preferred Shares	Series 2029 Term Preferred Shares
Offering price per share	$25.00	$25.00	$25.00
Term redemption date	June 30, 2024	February 28, 2027	August 31, 2029
Term redemption price per share	$25.00	$25.00	$25.00
Optional redemption date	June 30, 2020	February 28, 2023	August 31, 2024
Stated interest rate	6.75%	6.25%	6.00%

The Fund’s Term Preferred Shares had no accrued interest payable at March 31, 2022. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s Term Preferred Shares. As of March 31, 2022, OXLC had an unamortized deferred debt issuance cost balance of approximately $5.1 million related to the issuance of the Term Preferred Shares.

The table below summarizes the components of interest expense, effective interest rates and cash paid on the Term Preferred Shares for the year ended March 31, 2022:

	Series 2023 Term Preferred Shares(3)	Series 2024 Term Preferred Shares	Series 2027 Term Preferred Shares	Series 2029 Term Preferred Shares	Total
Stated interest expense(1)	$166,352	$4,598,463	$5,507,509	$2,518,969	$12,791,293
Amortization of deferred issuance costs	9,062	333,079	430,923	181,379	954,443
Discount expense	9,787	—	—	—	9,787
Total interest expense	$185,201	$4,931,542	$5,938,432	$2,700,348	$13,755,523
Weighted average effective interest rate(2)	7.90%	7.24%	6.74%	6.49%	6.89%
Cash paid for interest	$166,352	$4,598,463	$5,507,509	$2,518,969	$12,791,293

____________

(1)      Stated interest is composed of distributions declared and paid of approximately $12.8 million for the year ended March 31, 2022.

(2)      On the Series 2023 Redemption Date, the Fund redeemed all of the outstanding Series 2023 Term Preferred Stock at a redemption price of $25 per share of Series 2023 Shares, plus an amount equal to all accrued and unpaid dividends and distributions on each share accumulated to (but excluding) the Series 2023 Redemption Date.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 8. BORROWINGS

BORROWINGS RELATED TO SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE

On January 2, 2018, the Fund entered into a Master Repurchase Agreement (“MRA”) with Nomura Securities International, Inc. (“Nomura”). Pursuant to the MRA and a transaction confirmation, the Fund entered into a repurchase transaction (the “Repo”) with Nomura pursuant to which the Fund sold CLO securities to Nomura with a market value of approximately $106.2 million, at January 2, 2018, for a purchase price of approximately $42.5 million. At the end of the Repo term, the Fund is obligated to repurchase those securities from Nomura, and Nomura is obligated to sell the securities to the Fund, for the original purchase price of $42.5 million plus accrued but unpaid funding costs. The Repo had a nine-month term, from trade date, that may be extended by mutual agreement. The Repo has a funding cost of 3-month LIBOR plus 3.15 percent per annum, which may be adjusted in the event of an extension of the Repo term. On October 11, 2018, the MRA was amended and restated to extend the Repo term. Under the amended and restated MRA, the term of the Repo was extended until July 2, 2019. On May 1, 2019, the Fund amended the Repo with Nomura to (i) extend the maturity date of the Repo from July 2, 2019 to January 2, 2020, and (ii) reduce the funding cost of the Repo from 3-month LIBOR plus 3.15% per annum to 3-month LIBOR plus 2.90% per annum effective as of July 2, 2019. The Repo was partially paid down on May 15, 2019 from $42,493,500 to $35,000,000. The partial pay down on May 15, 2019 occurred with the Fund purchasing the securities within the Repo from Nomura at a price of $42,493,500 and selling the same securities to Nomura at a price of $35,000,000, the net effect being a $7,493,500 pay down of the Repo. On August 15, 2019, the Nomura Agreement was amended to extend the maturity date of the Repo from January 2, 2020 to April 2, 2020. On November 4, 2019, in light of market conditions, the Fund elected to post additional collateral with a market value of approximately $8.2 million.

On December 26, 2019, the Fund amended the Nomura Agreement to extend the maturity date of the Repo from April 2, 2020 to October 2, 2020 and sold CLO securities to Nomura with a market value of approximately $50.0 million, resulting in an increase in the maximum facility size of the Repo from $35.0 million to $50.0 million. On March 17, 2020, in light of market conditions, the Fund elected to post additional collateral with a market value of approximately $20.9 million. In addition, the Repo was partially paid down on March 30, 2020 from $50,000,000 to $40,000,000. The Fund treats the transaction as a secured financing for financial reporting purposes in accordance with GAAP.

On May 15, 2020, the Fund elected, at its option, to repay and terminate its $40.0 million repurchase agreement with Nomura. The Fund repurchased all of the previously sold CLO securities from Nomura at a repurchase price of $40.0 million plus accrued funding costs.

On October 18, 2019, the Fund entered into a $12.5 million repurchase transaction facility (the “Repo Facility”) with Nomura. Pursuant to the MRA and a transaction facility confirmation, the Fund may sell securities to Nomura from time to time with a corresponding repurchase obligation at an agreed-upon price 30 to 60 days after the sale date (“Reverse Repo Facility”). The Repo Facility had a funding cost of 1-month LIBOR plus 2.05% per annum for each Reverse Repo transaction and was subject to a facility fee of 0.85% per annum on the full $12.5 million facility amount. The Repo Facility expired on October 18, 2020. In accordance with the Repo Facility agreement, the Fund had the option to extend or terminate the Repo Facility. The Fund did not extend and terminated the Repo Facility. The Fund accounts for these Reverse Repo transactions as secured financings for financial reporting purposes in accordance with GAAP.

NOTES PAYABLE — 6.75% UNSECURED NOTES DUE 2031

On March 16, 2021, the Fund completed an underwritten public offering, including the full exercise of the underwriters’ 30-day overallotment option, of approximately $100.0 million in aggregate principal amount of 6.75% Unsecured Notes (the “6.75% Notes”). The 6.75% Notes will mature on March 31, 2031 and may be redeemed in whole or in part at any time or from time to time at the Fund’s option on or after March 16, 2024. The 6.75% Notes bear interest at a rate of 6.75% per year payable quarterly on March 31, June 30, September 30, and December 31, of each year, commencing June 30, 2021.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 8. BORROWINGS (cont.)

The aggregate accrued interest payable on the 6.75% Notes as of March 31, 2022 was $18,750. As of March 31, 2022, the Fund had unamortized deferred debt issuance costs of approximately $3.2 million, relating to the 6.75% Notes. The deferred debt issuance costs are being amortized over the term of the 6.75% Notes and are included in interest expense in the statement of operations. The effective annualized interest rate for the year ended March 31, 2022 was approximately 7.37%.

NOTES PAYABLE — 5.00% UNSECURED NOTES DUE 2027

On January 13, 2022, the Fund completed an underwritten public offering, including the full exercise of the underwriters’ 30-day overallotment option, of approximately $100.0 million in aggregate principal amount of 5.00% Unsecured Notes (the “5.00% Notes” and together with the 6.75% Notes, the “Notes”). The 5.00% Notes will mature on January 31, 2027 and may be redeemed in whole or in part at any time or from time to time at the Fund’s option on or after January 31, 2024. The 5.00% Notes bear interest at a rate of 5.00% per year payable quarterly on March 31, June 30, September 30, and December 31, of each year, commencing March 31, 2022.

The aggregate accrued interest payable on the 5.00% Notes as of March 31, 2022 was $13,889. As of March 31, 2022, the Fund had unamortized deferred debt issuance costs of approximately $3.2 million, relating to the 5.00% Notes. The deferred debt issuance costs are being amortized over the term of the 5.00% Notes and are included in interest expense in the statement of operations. The effective annualized interest rate for the year ended March 31, 2022 was approximately 5.73%.

NOTE 9. PURCHASES, SALES AND REPAYMENTS OF SECURITIES

During the year ended March 31, 2022, purchases of securities totaled approximately $1,229.5 million including approximately $33.5 million of unsettled purchases. In addition, during the year ended March 31, 2022, the Fund’s sales of securities totaled approximately $285.9 million. The Fund had approximately $299.6 million in repayments, excluding short-term investments, during the year ended March 31, 2022.

NOTE 10. COMMITMENTS AND CONTINGENCIES

As of March 31, 2022, the Fund had eight commitments related to Bighorn VI, Ltd. preferred shares of approximately $5.6 million, CIFC Fenway Warehouse II Ltd. preferred shares of approximately $4.4 million, Dryden 106 CLO, Ltd. preferred shares of approximately $1.6 million, Arcadia Warehouse 2022, Ltd. preferred shares of approximately $3.0 million, Octagon 60, Ltd. preferred shares of approximately $10.0 million, Regatta Charlie preferred shares of approximately $12.0 million, Rockford Tower CLO 12, Ltd. subordinated notes of approximately $4.3 million, and Saratoga Park CLO, Ltd. subordinated notes of approximately $9.8 million.

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcomes of these legal proceedings, if any, cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

NOTE 11. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 12. FINANCIAL HIGHLIGHTS

Financial highlights for the years ended March 31, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015, 2014, and 2013 are as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per Share Data
Net asset value at beginning of year	$5.94	$3.58	$8.32	$10.08	$10.20	$7.04	$14.08	$16.26	$16.20	$17.05
Net investment income(1)	1.01	0.88	1.25	1.41	1.61	1.54	1.64	1.37	1.24	1.17
Net realized and unrealized gains (losses)(2)	0.19	2.26	(5.39)	(1.92)	(0.12)	3.87	(6.28)	(1.14)	1.85	3.54
Total from investment operations	1.20	3.14	(4.14)	(0.51)	1.49	5.41	(4.64)	0.23	3.09	4.71

Distributions per share of net investment income(3)	(0.83)	(0.59)	(0.99)	(1.34)	(1.36)	(2.40)	(2.44)	(2.26)	(1.97)	(2.13)
Distributions per share from realized gain on investments(3)	—	—	—	—	—	—	—	(0.14)	(0.38)	(0.07)
Distributions of return of capital(3)	—	(0.42)	(0.63)	(0.28)	(0.25)	—	—	—	—	—
Distributions per share based on weighted average share impact(3)	—	0.02	(0.02)	(0.02)	(0.05)	(0.09)	(0.06)	(0.02)	(0.51)	(0.28)
Total distributions(3)	(0.83)	(0.99)	(1.64)	(1.64)	(1.66)	(2.49)	(2.50)	(2.42)	(2.86)	(2.48)
Effect of shares issued/repurchased, net of underwriting expense	0.25	0.21	1.05	0.40	0.06	0.25	0.11	0.02	(0.13)	(2.52)
Effect of offering costs	—	—	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)	(0.56)
Effect of shares issued/repurchased, net	0.25	0.21	1.04	0.39	0.05	0.24	0.10	0.01	(0.17)	(3.08)
Net asset value at end of year	$6.56	$5.94	$3.58	$8.32	$10.08	$10.20	$7.04	$14.08	$16.26	$16.20

Per share market value at beginning of year	$6.30	$4.17	$9.84	$10.13	$11.13	$8.45	$14.82	$16.70	$15.98	$14.60
Per share market value at end of year	$7.24	$6.30	$4.17	$9.84	$10.13	$11.13	$8.45	$14.82	$16.70	$15.98
Total return based on market value(4)	28.56%	87.87%	(48.71%)	13.47%	6.41%	66.38%	(28.97%)	3.34%	20.23%	26.21%
Total return based on net asset value(5)	24.45%	94.20%	(37.50%)	(1.39%)	14.56%	78.98%	(32.95%)	1.35%	14.88%	7.92%
Shares outstanding at end of year	144,478,402	100,452,835	75,183,153	42,547,801	28,768,899	22,751,432	18,751,696	15,972,381	15,240,729	7,602,719

Ratios/Supplemental Data
Net assets at end of year (000’s)	$947,156	$596,254	$268,788	$353,832	$289,930	$232,048	$131,950	$224,933	$247,829	$123,140
Average net assets (000’s)	$738,960	$419,391	$314,446	$315,037	$254,893	$173,005	$185,211	$239,703	$154,112	$100,481
Ratio of net investment income to average daily net assets	16.21%	18.22%	23.20%	15.58%	15.83%	17.78%	15.57%	8.88%	6.55%	5.90%
Ratio of expenses to average daily net assets	10.76%	12.14%	15.65%	12.80%	13.52%	15.71%	16.60%	10.58%	8.38%	5.65%
Portfolio turnover rate(6)	56.07%	44.15%	17.56%	64.97%	53.42%	69.08%	32.02%	69.05%	28.81%	12.29%

____________

(1)      Represents net investment income per share for the period, based upon average shares outstanding.

(2)      Net realized and unrealized capital gains and losses based upon average shares outstanding include adjustments to reconcile change in NAV per share.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 12. FINANCIAL HIGHLIGHTS (cont.)

(3)      Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the period. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s stockholders. The ultimate tax character of the Fund’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year. The information provided is based on estimates available at each respective fiscal year end, see “Note 6. Distributions”.

(4)      Total return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the market price as of the beginning of the period, and that distribution, capital gains and other distributions were reinvested as provided for in the Fund’s distribution reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.

(5)      Total return based on NAV is the change in ending NAV per share plus distributions per share paid during the period assuming participation in the Fund’s distribution reinvestment plan divided by the beginning NAV per share.

(6)      Portfolio turnover rate is calculated using the lesser of the year-to-date purchases or sales and repayments of investments divided by the monthly average of the fair value of total investments. Excluded from both the numerator and denominator is the fair value of all investments whose maturity or expiration date at the time of acquisition was one year or less.

Senior Securities Table

Information about our senior securities is shown in the following tables as of the fiscal years ended March 31, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015, 2014, and 2013:

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Year
8.50% Series 2017 Term Preferred Shares(5)
2016	$—	—	$—	$—
2015	$15,811,250	2.47	$25	$1.03
2014	$15,811,250	3.99	$25	$1.05
2013	$15,811,250	8.79	$25	$1.03

7.50% Series 2023 Term Preferred Shares(6)(10)
2022	$—	—	$—	$—
2021	$57,034,875	2.88	$25	$0.97
2020	$60,400,025	2.01	$25	$1.01
2019	$90,400,025	2.73	$25	$1.01
2018	$90,400,025	2.41	$25	$1.02
2017	$90,400,025	2.59	$25	$1.01
2016	$90,638,450	1.91	$25	$0.97
2015	$73,869,250	2.47	$25	$0.98
2014	$65,744,250	3.99	$25	$0.94

8.125% Series 2024 Term Preferred Shares(7)
2018	$—	—	$—	$—
2017	$50,504,475	2.59	$25	$1.02
2016	$50,539,775	1.91	$25	$1.00
2015	$60,687,500	2.47	$25	$1.01

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 12. FINANCIAL HIGHLIGHTS (cont.)

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
6.75% Series 2024 Term Preferred Shares(8)(10)
2022	$68,125,375	3.21	$25	$1.01
2021	$68,125,375	2.88	$25	$0.94
2020	$68,235,375	2.01	$25	$1.01
2019	$68,235,375	2.73	$25	$1.02
2018	$68,235,375	2.41	$25	$1.01

6.25% Series 2027 Term Preferred Shares(9)(10)
2022	$88,120,150	3.21	$25	$1.00
2021	$88,120,150	2.88	$25	$0.89
2020	$91,600,000	2.01	$25	$0.89

6.00% Series 2029 Term Preferred Shares(13)
2022	$67,172,500	3.21	$25	$1.00

Repurchase Agreement(11)
2021	$—	—	N/A	N/A
2020	$40,000,000	2.01	N/A	N/A
2019	$42,493,500	2.73	N/A	N/A
2018	$42,493,500	2.41	N/A	N/A

6.75% Unsecured Notes due 2031(12)
2022	$100,000,000	3.21	$25	$1.04
2021	$100,000,000	2.88	$25	$1.00

5.00% Unsecured Notes due 2027(14)
2022	$100,000,000	3.21	$25	$0.99

____________

(1)      Total amount of each class of senior securities outstanding at the end of the period presented.

(2)      Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of outstanding senior securities, as calculated separately for each of the Term Preferred Shares, the Notes and the Nomura Agreement in accordance with section 18(h) of the 1940 Act. With respect to the Term Preferred Shares and the Notes, the asset coverage per unit is expressed in terms of a ratio per share of outstanding Term Preferred Shares (when expressing in terms of dollar amounts per share, the asset coverage ratio per unit is multiplied by the involuntary liquidation preference per unit of $25). With respect to the Nomura Agreement, the asset coverage ratio per unit is expressed in terms of a ratio per unit of outstanding Nomura Agreement (when expressing in terms of dollar amounts per share, the asset coverage per unit is multiplied by $1,000 per principal amount).

(3)      The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.

(4)      With respect to the Term Preferred Shares and the Notes, the Average Market Value Per Unit is calculated by taking the daily average closing price of the security for the respective period and dividing it by $25 per share to determine a unit price per share consistent with Asset Coverage Per Unit. With respect to the Nomura Agreement, the Average Market Value is not applicable as there are no senior securities thereunder which are registered for public trading.

(5)      On July 24, 2015, OXLC redeemed all issued and outstanding Series 2017 Term Preferred Shares at the term redemption price.

(6)      On March 12, 2020, OXLC redeemed 1,200,000 shares of the Series 2023 Term Preferred Shares issued and outstanding at the term redemption price.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 12. FINANCIAL HIGHLIGHTS (cont.)

(7)      On July 14, 2017, we redeemed all issued and outstanding 8.125% Series 2024 Term Preferred Shares at the term redemption price.

(8)      On June 14, 2017, we issued 2,729,415 shares of our newly designated Series 2024 Term Preferred Shares.

(9)      On February 11, 2020, we completed an underwritten public offering of 3,500,000 shares of our newly designated 6.25% Series 2027 Term Preferred Stock at a public offering price of $25 per share, raising approximately $84.7 million in net proceeds. On March 10, 2020, an additional 164,000 shares were issued pursuant to an exercise of the over-allotment option granted to the underwriters, resulting in net proceeds of approximately $4.0 million.

(10)    On May 21, 2020, the Fund’s Board of Directors authorized a program for the purpose of repurchasing up to $40 million worth of the outstanding shares of the Fund’s 7.50% Series 2023 Term Preferred Stock, 6.75% Series 2024 Term Preferred Stock and 6.25% Series 2027 Term Preferred Stock, which expired on September 30, 2020. For the year ended March 31, 2021, the Fund repurchased 134,606 shares of 7.50% Series 2023 Term Preferred Stock for a total of approximately $3.2 million, 4,400 shares of 6.75% Series 2024 Term Preferred Stock for a total of approximately $0.1 million, and 139,194 shares of 6.25% Series 2027 Term Preferred Stock, for a total of approximately $3.1 million.

(11)    On May 1, 2019, the Nomura Agreement was amended to (i) extend the maturity date of the Repo from July 2, 2019 to January 2, 2020, and (ii) reduce the funding cost of the Nomura Agreement from 3-month LIBOR plus 3.15% per annum to 3-month LIBOR plus 2.90% per annum effective as of July 2, 2019. In addition, the Nomura Agreement was partially paid down on May 15, 2019 from approximately $42.5 million to $35.0 million. On August 15, 2019, the Nomura Agreement was amended to extend the maturity date of the Repo from January 2, 2020 to April 2, 2020. On November 4, 2019, in light of market conditions, we elected to post additional collateral with a market value of approximately $8.2 million. On December 26, 2019, we amended the Nomura Agreement to extend the maturity date of the Repo from April 2, 2020 to October 2, 2020 and sold CLO securities to Nomura with a market value of approximately $50.0 million, resulting in an increase in the maximum facility size of the Repo from $35.0 million to $50.0 million. On March 17, 2020, in light of market conditions, we elected to post additional collateral with a market value of approximately $20.9 million. In addition, the Repo was partially paid down on March 30, 2020 from $50,000,000 to $40,000,000. On May 15, 2020, the Fund elected, at its option, to repay and terminate its $40.0 million repurchase agreement with Nomura. The Fund repurchased all of the previously sold CLO securities from Nomura at a repurchase price of $40.0 million plus accrued funding costs.

(12)    In March 2021, the Fund completed an underwritten public offering, including the full exercise of the underwriters’ 30-day overallotment option, of approximately $100.0 million in aggregate principal amount of 6.75% Unsecured Notes due 2031.

(13)    On August 17, 2021, we completed an underwritten public offering of 2,400,000 shares of our newly designated 6.00% Series 2029 Term Preferred Stock at a public offering price of $25 per share, raising approximately $60.0 million in gross proceeds. On August 24, 2021, an additional 286,900 shares were issued pursuant to an exercise of the over-allotment option granted to the underwriters, resulting in gross proceeds of approximately $7.1 million.

(14)    In January 2022, the Fund completed an underwritten public offering, including the full exercise of the underwriters’ 30-day overallotment option, of approximately $100.0 million in aggregate principal amount of 5.00% Unsecured Notes due 2027.

NOTE 13. RISKS AND UNCERTAINTIES

Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of our control. These types of events have adversely affected and could continue to adversely affect operating results for the Fund and for its investments in CLOs and their underlying collateral. For example, the COVID-19 pandemic has delivered a shock to the global economy. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby.

During the second quarter of 2021, the economic recovery gained significant traction in countries in which comprehensive vaccination programs have led to the lifting of health and safety restrictions, such as the United States and China. However, other countries encountered more challenging circumstances as a result of slower distribution of vaccines and the spread of new variants, most notably the Delta and Omicron variants. The extent to which the COVID-19 pandemic will continue to affect the Fund’s business, financial condition, liquidity and results of operations will depend on future developments, such as the speed and extent of further vaccine distribution and

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

the impact of the any future variants that might arise, which are highly uncertain and cannot be predicted. As of the year ended March 31, 2022, and subsequent to March 31, 2022, the COVID-19 pandemic continues to have a significant impact on the U.S. and global economy.

This outbreak is having, and any future outbreaks could have, an adverse impact on the markets and the economy in general, which could have a material adverse impact on, among other things, the ability of lenders to originate loans, the volume and type of loans originated, and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact the amount and quality of loans available for investment by the Fund and returns to the Fund, among other things. As of the date of this annual report on Form N-CSR, it is impossible to determine the scope of this outbreak, or any future outbreaks, how long any such outbreak, market disruption or uncertainties may last, the effect any governmental actions will have or the full potential impact on the Fund and the Fund’s investments in CLOs and their underlying collateral.

The market volatility resulting from the COVID-19 pandemic has caused, and may continue to cause, loan delinquencies, loan non-accruals, problem assets, and bankruptcies. In addition, current or future market volatility could cause the collateral for the Fund’s loans to decline in value, which could cause loan losses to increase and the net worth and liquidity of loan guarantors could decline, impairing their ability to honor commitments to the Fund. An increase in loan delinquencies and non-accruals or a decrease in loan collateral and guarantor net worth could result in increased costs and reduced income which would have a material adverse effect on the Fund’s business, financial condition or results of operations.

Economic market uncertainty, including as a result of the COVID-19 pandemic, could have a significant adverse impact on the Fund and the fair value of its investments. The Fund’s valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that may not show the complete impact of such market volatility. These potential impacts, while uncertain, could adversely affect the Fund’s operating results.

The COVID-19 pandemic and the resulting economic dislocations have had adverse consequences for the business operations of some of the Fund’s CLO investments and have adversely affected, and will likely continue to adversely affect, the Fund’s operations. The operational and financial performance of the portfolio companies in which the Fund makes investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the valuation of its investments.

Although it is difficult to predict the extent of the impact of the COVID-19 outbreak on the underlying CLO vehicles the Fund invests in, the failure by a CLO vehicle to satisfy certain financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to it may be entitled to additional payments that would, in turn, reduce the payments it would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows. We have and continue to assess the impact of COVID-19 on our CLO investments.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of the Fund. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to the Fund’s information systems or those of its third-party vendors for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Despite careful security and controls design, the information technology systems of the Fund or its third-party vendors, may be subject to security breaches and cyber-attacks the result of which

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

could include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. As the Fund and its third party vendor’s reliance on technology has increased, so have the risks posed to its information systems, both internal and those provided by third-party service providers, and the information systems of its third-party vendors. The Fund has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as its increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

Various social and political circumstances in the United States and around the world (including wars and other forms of conflict, including rising trade tensions between the United States and China, and other uncertainties regarding actual and potential shifts in the U.S. and foreign, trade, economic and other policies with other countries, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may also contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. Specifically, the conflict between Russia and Ukraine, and resulting market volatility could adversely affect the Company’s business, financial condition or results of operations. In response to the conflict between Russia and Ukraine, the U.S. and other countries have imposed sanctions or other restrictive actions against Russia. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on the Fund’s business, financial condition, cash flows and results of operations and could cause the market value of the Fund’s common shares, Term Preferred Shares, and/or Notes to decline.

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles, which involve a number of significant risks. CLO vehicles are typically highly levered, and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. As of March 31, 2022, the CLO vehicles in which the Fund was invested had average leverage of 10.0 times and ranged from approximately 1.5 times to 14.5 times levered. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles.

The Fund incurred leverage through the issuance of the Term Preferred Shares and the Notes. We may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, additional shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that Oxford Lane Management and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. The more leverage the Fund employs, the more likely a substantial change will occur in its NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy certain financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

to the Fund. In the event that a CLO vehicle fails certain tests, holders of debt senior to the Fund may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

The interests the Fund has acquired in CLO vehicles are generally thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. The Fund’s NAV may also decline over time if the Fund’s principal recovery with respect to CLO equity investments is less than the price that the Fund paid for those investments.

To the extent income from the Fund’s CLO equity investments (which the Fund expects to decline as those vehicles deleverage after the end of their respective reinvestment periods) declines or if the Fund transitions its portfolio into lower yielding investments, the Fund’s ability to pay future distributions may be harmed.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced that (i) 24 LIBOR settings would cease to exist immediately after December 31, 2021 (all seven euro LIBOR settings; all seven Swiss franc LIBOR settings; the Spot Next, 1-week, 2-month, and 12-month Japanese yen LIBOR settings; the overnight, 1-week, 2-month, and 12-month sterling LIBOR settings; and the 1-week and 2-month US dollar LIBOR settings) and (ii) the overnight and 1, 3, 6 and 12-month US LIBOR settings would cease to exist after June 30, 2023; and (iii) the FCA would consult on whether the remaining LIBOR settings should continue to be published on a synthetic basis for a certain period using the FCA’s proposed new powers that the UK government is legislating to grant to them. Additionally, on March 15, 2022, President Biden signed into law the Consolidated Appropriations Act of 2022, which among other things, provides for the use of interest rates based on SOFR in certain contracts currently based on LIBOR and a safe harbor from liability for utilizing SOFR-based interest rates as a replacement for LIBOR.

Central banks and regulators in a number of major jurisdictions (for example, United States, United Kingdom, European Union, Switzerland and Japan) have convened working groups to find, and implement the transition to, suitable replacements for interbank offered rates (“IBORs”). To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC identified the Secured Overnight Financing Rate (“SOFR”) as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. On July 27,2021, the ARCC formally recommended SOFR as its preferred alternative replacement rate for LIBOR. It is not possible to predict the effect of any such changes, any establishment of alternative reference rates or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere or, whether the COVID-19 outbreak will have further effect on LIBOR transition plans.

Recently, the CLOs the Fund has invested in have included, or have been amended to include, language permitting the CLO investment manager, to implement a market replacement rate (like those proposed by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, the Fund cannot ensure that all CLOs in which

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

it is invested will have such provisions, nor can the Fund ensure the CLO investment managers will undertake the suggested amendments when able. The Fund’s net investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates.

In addition, in a prolonged low interest rate environment, including a reduction of LIBOR to zero, the difference between the total interest income earned on interest earning assets and the total interest expense incurred on interest bearing liabilities may be compressed, reducing our net interest income and potentially adversely affecting our operating results. The Fund believes that because CLO managers and other CLO market participants have been preparing for an eventual transition away from LIBOR, the Fund does not anticipate such a transition to have a material impact on the liquidity or value of any of its LIBOR-referenced CLO investments. However, because the specific effects of a transition away from LIBOR cannot be determined with certainty as of the date of this report, a transition away from LIBOR could:

•        adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked CLO investments;

•        require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of existing documentation to modify the terms of outstanding investments;

•        result in inquiries or other actions from regulators in respect of the Fund’s preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

•        result in disputes, litigation or other actions with CLO investment managers, regarding the interpretation and enforceability of provisions in the Fund’s LIBOR-based CLO investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

•        require the transition and/or development of appropriate systems and analytics to effectively transition the Fund’s risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•        cause the Fund to incur additional costs in relation to any of the above factors.

Inflation could negatively impact our business, including our ability to access the debt markets on favorable terms, or could negatively impact our CLO investment. Sustained inflation could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results. Further, inflation could make it difficult to extend the maturity of, or refinance existing indebtedness or obtain new indebtedness on favorable terms.

OXLC Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable distribution by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFIC’s income for each year regardless of whether the Fund receives any distributions from such PFIC. The Fund must nonetheless distribute such income to maintain its tax treatment as a RIC.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Fund may be required to include in its income its proportionate share of the income of certain CLO investments to the extent that such CLOs are PFICs for which the Fund has made a qualifying electing fund (“QEF”) election or are CFCs. To qualify as a RIC, OXLC must, among other things, derive in each taxable year at least 90% of its gross income from certain sources specified in the Code (the “90% Income Test”). The income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test provided that they are derived in connection with OXLC’s business of investing in stocks and securities or the QEF or the CFC distributes such income to OXLC in the same taxable year to which the income is included in its income.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 2. Summary of Significant Accounting Policies — U.S. Federal Income Taxes”.

The Fund’s Term Preferred Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Term Preferred Shares may increase, which would likely result in a decline in the secondary market price of such shares prior to the term redemption date. The Fund may be unable to pay dividends on the Term Preferred Shares under some circumstances. The terms of any future indebtedness OXLC may incur could preclude the payment of dividends in respect of equity securities, including such shares, under certain conditions.

As a registered closed-end investment company, OXLC is required to comply with the asset coverage requirements of the 1940 Act and the Articles Supplementary governing OXLC’s Preferred Stock. Under the 1940 Act, the Fund may not issue additional Preferred Stock if immediately after such issuance the Fund will not have an asset coverage of at least 200% (defined as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of OXLC’s outstanding Preferred Stock). In addition, the Articles Supplementary governing OXLC’s Term Preferred Shares require that the Fund have an asset coverage of at least 200% as of the end of each fiscal quarter. With respect to senior securities representing indebtedness, such as the Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), OXLC is required under the 1940 Act to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of OXLC’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of OXLC’s outstanding senior securities representing indebtedness. If the asset coverage is not at least 300% (or 200%, as applicable) as of such measurement dates, OXLC may not be able to incur additional debt or issue additional shares of Preferred Stock or Notes and could be forced to sell a portion of its investments to repurchase or redeem some shares of Preferred Stock or Notes when it is disadvantageous to do so, which could have a material adverse effect on the its operations. Further, OXLC may be restricted from making distributions to holders of the Fund’s common stock if it does not have asset coverage of at least 300% (or 200%, as applicable).

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

Given the ten-year original terms, and potential for early redemption, of the Term Preferred Shares, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of such shares may be lower than the return previously obtained from the investment in such shares, see “Note 7. Mandatorily Redeemable Preferred Stock”.

The Fund does not intend to have the Term Preferred Shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that any such shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

NOTE 14. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The amendments in ASU 2020-04 provide optional expedients and exceptions for applying GAAP to certain contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued due to reference rate reform. The Fund has agreements that have LIBOR as a reference rate with certain lenders. These agreements include language for choosing an alternative successor rate if LIBOR reference is no longer considered to be appropriate. Such contract modifications are required to be evaluated in determining whether the modifications result in the establishment of new contracts or the continuation of existing contracts. In January 2021, the FASB issued ASU No. 2021-01, “Reference Rate Reform (Topic 848),” which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective as of March 12, 2020 through December 31, 2022. ASU No. 2021-01 provides increased clarity as the Fund continues to evaluate the transition of reference rates and is currently evaluating the impact of adopting ASU N0. 2020-4 and 2021-01 on the financial statements.

Other than the aforementioned guidance, the Fund’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

NOTE 15. ISSUANCES OF COMMON STOCK

The Fund sold a total of 42,165,903 shares of common stock pursuant to an “at-the-market” offering during the year ended March 31, 2022. The total amount of capital raised under these issuances was approximately $314.3 million and net proceeds were approximately $310.6 million after deducting the sales agent’s commissions and offering expenses.

The Fund sold a total of 22,734,676 shares of common stock pursuant to an “at-the-market” offering during the fiscal year ended March 31, 2021. The total amount of capital raised under these issuances was approximately $114.4 million and net proceeds were approximately $112.6 million after deducting the sales agent’s commissions and offering expenses.

For the year ended March 31, 2022, the Fund issued 1,859,664 shares of common stock in connection with the distribution reinvestment plan. For the year ended March 31, 2021, the Fund issued 2,535,006 shares of common stock in connection with the distribution reinvestment plan.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2022

NOTE 16. SUBSEQUENT EVENTS

On May 3, 2022, the Board of Directors declared monthly distributions $0.075 per share on its common stock, as follows:

Month Ending	Record Date	Payment Date	Amount Per Share
July 31, 2022	July 15, 2022	July 29, 2022	$0.075
August 31, 2022	August 17, 2022	August 31, 2022	$0.075
September 30, 2022	September 16, 2022	September 30, 2022	$0.075

On May 3, 2022, the Board of Directors declared the required monthly dividends on its Series 2024, Series 2027, and Series 2029 Term Preferred Shares (each, a “Share”), as follows:

	Per Share Dividend Amount Declared	Record Dates	Payable Dates
Series 2024	$0.14062500	June 16, 2022, July 15, 2022, August 17, 2022	June 30, 2022, July 29, 2022, August 31, 2022
Series 2027	$0.13020833	June 16, 2022, July 15, 2022, August 17, 2022	June 30, 2022, July 29, 2022, August 31, 2022
Series 2029	$0.12500000	June 16, 2022, July 15, 2022, August 17, 2022	June 30, 2022, July 29, 2022, August 31, 2022

The Fund has evaluated subsequent events through the date of issuance and noted no other events that necessitate adjustments to or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Oxford Lane Capital Corp.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oxford Lane Capital Corp. (the “Fund”) as of March 31, 2022, the related statements of operations and cash flows for the year ended March 31, 2022, and the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
May 16, 2022

We have served as the auditor of Oxford Lane Capital Corp. since 2011.

Supplemental Information

Price Range of Common Stock

Our common stock is traded on the NASDAQ Global Select Market under the symbol “OXLC.” The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year to date, the NAV per share of our common stock, the high and low intraday sales prices for our common stock, such sales prices as a percentage of NAV per share and quarterly distributions per share.

			Price Range		Premium/ (Discount) of High Sales Price to NAV(2)	Premium/ (Discount) of Low Sales Price to NAV(2)	Distributions Per Share(3)
	NAV(1)		High	Low
Fiscal 2023
First Quarter (through May 12, 2021)	$	*	$7.32	$6.20	*	*	$0.225

Fiscal 2022
Fourth Quarter		$6.56	$8.42	$6.96	28.4%	6.1%	$0.225
Third Quarter		$6.93	$8.53	$7.21	23.1%	4.0%	$0.203
Second Quarter		$6.97	$7.65	$6.86	9.8%	(1.6)%	$0.203
First Quarter		$6.56	$7.88	$6.22	20.1%	(5.2)%	$0.203

Fiscal 2021
Fourth Quarter		$5.94	$6.95	$5.24	17.0%	(11.8)%	$0.203
Third Quarter		$5.44	$6.07	$4.21	11.6%	(22.6)%	$0.203
Second Quarter		$3.88	$4.77	$3.95	22.9%	1.8%	$0.203
First Quarter		$3.23	$6.25	$2.50	93.5%	(22.6)%	$0.405

____________

(1)      Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)      Calculated as the respective high or low intraday sales price divided by NAV and subtracting 1.

(3)      Represents the cash distributions, including dividends, dividends reinvested and returns of capital, if any, per share that we have declared on our common stock in the specified quarter.

*        Not determinable at the time of filing.

On May 12, 2022, the last reported sales price of our common stock was $6.35 per share. As of May 12, 2022, we had 112 holders of record of our common stock.

Shares of closed-end management investment companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since our initial public offering, shares of our common stock have traded at a discount and at a premium to the net assets attributable to those shares. As of May 12, 2022, our shares of common stock traded at a discount equal to approximately 3.2% of our net asset value per share as of March 31, 2022. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, by telephone, through the Internet or in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received by telephone, through the Internet or writing prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share, less any applicable fees.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed by our Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. Any transaction fees, brokerage charges, plan administrator’s fees or any other charges for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by telephonic, Internet or written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage charges from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator as follows: through the Internet at www.computershare.com/investor, telephone number is 1-800-426-5523 and written correspondence can be mailed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77845.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee, and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (203) 983-5275, or on the Commission’s website at http://www.sec.gov.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	57	Chief Executive Officer and Director	2010	2024
Saul B. Rosenthal	53	President and Director	2010	2024

Independent Directors
Mark J. Ashenfelter	62	Chairman of the Board of Directors	2010	2022
John Reardon	55	Director	2010	2023
David S. Shin	53	Director	2010	2024

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Bruce L. Rubin	62	Chief Financial Officer, Treasurer and Corporate Secretary
Gerald Cummins	67	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act due to their positions as Chief Executive Officer and President, respectively, of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of Oxford Funds, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management, LLC, Oxford Square Capital Corp.’s investment adviser, and as the managing member of Oxford Funds.

Since 2018, Mr. Cohen has also served as the Chief Executive Officer of Oxford Gate Management, LLC, or “Oxford Gate Management,” the investment adviser to Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC (collectively, the “Oxford Gate Funds”), and Oxford Bridge II, LLC. Oxford Bridge II, LLC and the Oxford Gate Funds are private investment funds. Mr. Cohen is also a member of the Board of Directors of Oxford Square Capital Corp. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company. Mr. Rosenthal has also served as President of Oxford Gate Management, the investment adviser to the Oxford Gate Funds, and Oxford Bridge II, LLC, since 2018. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the founder of Reardon Consulting, LLP, a consulting firm that specializes in corporate strategy and business development for technology companies. Mr. Reardon also serves as a Board Member and Audit Committee Member for Schurz Communications, Inc., a leading privately-held broadband provider. Mr. Reardon is an independent director of Greenstone Acquisition Corporation, a special purpose acquisition company. Mr. Reardon served from 2019 until 2021 as the Director of Business Strategy, Smart Cities, for American Infrastructure Partners, LP, an infrastructure fund based in Foster City, California. Mr. Reardon previously was the Managing Director of Choctaw Telecom LLC. In addition, Mr. Reardon served as Chief Executive Officer, General Counsel, and a member of the Board of Directors of Mobex Communications, Inc. from 1997 until 2005. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree, summa cum laude, from Boston University, and earned his J.D. from Columbia Law School. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin presently is a consultant to a large, private equity company. Prior to this, Mr. Shin served as the Head of Business Development for the Infinity Transportation division of Global Atlantic Financial Group from 2016 to March 2021 and, from January 2016 to November 2016, he was an asset management consultant to Innovatus Capital Partners, the manager of certain assets of Perella Weinberg Partners, a financial services firm. From 2011 to 2016, Mr. Shin was an asset management professional at Perella Weinberg Partners. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S., magna cum laude, from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Bruce L. Rubin has served as our Chief Financial Officer and Corporate Secretary since August 2015, and as our Treasurer and Controller since our initial public offering in 2011. Mr. Rubin has also served as Oxford Square Capital Corp.’s Controller since 2005, Oxford Square Capital Corp.’s Treasurer since 2009, and Oxford Square Capital Corp.’s Chief Financial Officer, Chief Accounting Officer and Corporate Secretary since August 2015. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, Oxford Square Management, LLC, Oxford Funds, and Oxford Gate Management, LLC. From 1995 to 2003 Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world and has extensive experience with Sarbanes-Oxley, treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Gerald Cummins has served as our Chief Compliance Officer, as well as the Chief Compliance Officer of Oxford Lane Management, Oxford Square Capital Corp., Oxford Square Management, LLC, since June 2015 pursuant to an agreement between us and Foreside Consulting Services, LLC (“Foreside”), a compliance consulting firm. Mr. Cummins also currently serves as the Chief Compliance Officer of Oxford Square Capital Corp., Oxford Square Management, Oxford Funds LLC, and Oxford Gate Management, LLC. Mr. Cummins has been a director of Foreside since June 2014 and in that capacity he also serves as the Chief Compliance Officer to a private equity firm and an unaffiliated internally managed BDC. Prior to joining Foreside, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the COO and the CCO for BroadArch Capital and from 2009 to 2011 the CFO and CCO to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management (BSAM), where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended March 31, 2022:

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$108,000	—	$108,000
John Reardon	$108,000	—	$108,000
David S. Shin	$118,000	—	$118,000

____________

(1)      For a discussion of the independent directors’ compensation, see below.

(2)      We do not maintain a stock option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $90,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000. No compensation is paid to directors who are “interested persons” of the Fund as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers do not receive any direct compensation from the Fund. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in Oxford Funds, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Rubin, our Chief Financial Officer, Treasurer and Corporate Secretary, is paid by our administrator, Oxford Funds, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Rubin to the Fund.

Mr. Cummins, our Chief Compliance Officer, is a director of Foreside (which acquired Alaric Compliance Services in December 2021), and performs his functions under the terms of an agreement between us and Foreside.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At an in-person meeting of our Board of Directors held on July 29, 2021, our Board of Directors unanimously voted to re-approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the independent directors reviewed a significant amount of information provided by Oxford Lane Management in response to questionnaires provided by counsel to the independent directors on behalf of the independent directors and considered and concluded, among other things:

•        The nature, quality and extent of the advisory and other services to be provided to us by Oxford Lane Management, including with respect to the investment process and Oxford Lane Management’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Fund’s portfolio, and the qualifications and abilities of the professional personnel of Oxford Lane Management and the compensation structure for such personnel, and concluded that such services are satisfactory;

•        The investment performance of OXLC and Oxford Lane Management including a comparison to the performance of OXLC’s peer group, and concluded that OXLC’s performance is reasonable in comparison to its peers;

•        Comparative data with respect to advisory fees or similar expenses paid by other closed-end management investment companies with similar investment objectives, and concluded that the total advisory fees paid by OXLC to Oxford Lane Management were not unreasonable;

•        Our historical and projected operating expenses and expense ratio compared to closed-end management investment companies with similar investment objectives, and concluded that our operating expenses were reasonable;

•        Other possible benefits to Oxford Lane Management and its affiliates arising from their relationships with the Fund;

•        The possible economies of scale arising from the Fund’s size and/or anticipated growth;

•        The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;

•        The possibility of obtaining similar services from other third party service providers or through an internally managed structure, and concluded that our current externally managed structure with Oxford Lane Management as our investment advisor was satisfactory.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, and assisted by independent counsel, concluded that the fees payable to Oxford Lane Management pursuant to the Investment Advisory Agreement were not unreasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board of Directors may have given different weights to different factors.

SUBMISSION OF MATTERS TO A VOTE OF STOCKHOLDERS

The Fund held its Annual Meeting of Stockholders (the ‘‘Meeting’’) on October 22, 2021 and submitted one matter to the vote of the stockholders. At the Meeting, stockholders elected nominees for director, to serve for a three-year term to expire at the 2024 Annual Meeting of Stockholders based on the following votes:

Name	Votes for	Votes Withheld
Saul B. Rosenthal(1)	66,989,898	7,322,211
David S. Shin(2)	5,435,402	787,765

____________

(1)      Mr. Rosenthal was elected by the holders of our common stock and preferred stock, voting together as a single class.

(2)      Mr. Shin was elected by the holders of our preferred stock, voting as a single class.

ADDITIONAL INFORMATION

Portfolio Information

The Fund prepares Form N-PORT, which contains a complete schedule of the Fund’s portfolio holdings, on a monthly basis, and makes its N-PORT filings with the SEC on a quarterly basis within 60 days after the end of each quarter. The Fund’s N-PORT filings for the third month of each quarter are available on the SEC’s website at http://www.sec.gov.

Proxy Information

A description of the policies and procedures that the Fund’s investment adviser uses to determine how to vote proxies relating to the Fund’s portfolio securities is available (i) without charge, upon request, by calling (203) 983-5275; (ii) on the Fund’s website at http://www.oxfordlanecapital.com. Information about how the Fund’s investment adviser voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ended March 31 can be obtained by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830. All information described in this paragraph is also available on the SEC’s website at http://www.sec.gov.

Tax Information

For tax purposes, distributions to stockholders during the year ended March 31, 2022 were approximately $98.7 million.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual and semi-annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•        It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.

•        We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•        If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Our privacy policy is available on our website at https://www.oxfordfunds.com/privacy-policy/. If you have any questions or concerns about the policy, please contact by calling (203) 983-5275.

Oxford Lane Capital Corp.

BOARD OF DIRECTORS
Independent Directors
Mark J. Ashenfelter, Chairman of the Board of Directors
John Reardon
David S. Shin

Interested Directors(1)
Jonathan H. Cohen
Saul B. Rosenthal

OFFICERS
Jonathan H. Cohen, Chief Executive Officer
Saul B. Rosenthal, President
Bruce L. Rubin, Chief Financial Officer, Corporate Secretary and Treasurer
Gerald Cummins, Chief Compliance Officer

INVESTMENT ADVISER
Oxford Lane Management, LLC
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

____________

(1)      Interested directors are “interested persons,” as defined in the Investment Company Act of 1940, as amended.

Oxford Lane Capital Corp.

8 Sound Shore Drive, Suite 255 | Greenwich, CT 06830 | oxfordlanecapital.com | (203) 983-5275

Item 2.       Code of Ethics.

Oxford Lane Capital Corp. (the “Registrant”) has adopted a code of business conduct and ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Oxford Lane Capital Corp. The Registrant did not make any amendments to or grant any waivers, including implicit waivers, from any provisions of the code of business conduct and ethics during the period covered by this report. The Registrant’s code of business conduct and ethics can be accessed via the Registrant’s website at http://www.oxfordlanecapital.com.

Item 3.       Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is David S. Shin based on his experience in investment banking and accounting. Mr. Shin is “independent” within the meaning of that term used in Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

a)      Audit Fees.    The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2022 and 2021 were $888,500 and $598,000, respectively. These fees include services provided in connection with securities offerings.

b)      Audit-Related Fees.    No such fees were billed during the last two fiscal years for audit-related services provided by PwC.

c)      Tax Fees.    The aggregate fees billed for professional services by PwC for tax compliance, tax advice and tax planning in the fiscal years ended March 31, 2022 and 2021 were $0 and $0, respectively.

d)      All Other Fees.    No such fees were billed during the last two fiscal years for products and services provided by PwC.

e)      (1).    The Registrant’s Audit Committee is required to pre-approve any Independent Accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i) (1)(B) of the 1934 Act, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

e)      (2).    Not applicable.

f)      Not applicable.

g)      For the fiscal years ended March 31, 2022 and March 31, 2021, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant and the Registrant’s investment adviser were $0 and $0, respectively.

h)      There were no non-audit services rendered to the Registrant’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

i)       Not applicable.

j)       Not applicable.

Item 5.       Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58)(A) of the 1934 Act. The members of the committee are Mark J. Ashenfelter, David S. Shin (chairman) and John Reardon.

Item 6.       Investments.

Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated proxy voting responsibility to its investment adviser, Oxford Lane Management, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below.

OXFORD LANE MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

The Proxy Voting Policies and Procedures of the Adviser are set forth below. You may obtain information about how the Adviser voted proxies with respect to the Registrant’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to the Registrant’s portfolio securities in the best interests of the Registrant’s stockholders. The Adviser will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by the Registrant. Although the Adviser will generally vote against proposals that may have a negative impact on the Registrant’s portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers of the Adviser who are responsible for monitoring each of the Registrant’s investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision making process to disclose to the Adviser’s Chief Compliance Officer (“CCO”) any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal without the prior approval of the CCO and Senior Management in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how the Adviser voted proxies with respect to the Registrant’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Item 8.       Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the Company, as of March 31, 2022, is set forth below.

The management of the Company’s investment portfolio is the responsibility of Oxford Lane Management, LLC (“Oxford Lane Management”), and its investment committee, which currently consists of Jonathan H. Cohen, the Registrant’s Chief Executive Officer, Saul B. Rosenthal, the Registrant’s President, and Darryl Monasebian, the Executive Vice President of Oxford Lane Management. Oxford Lane Management’s investment committee must approve each new investment that the Registrant makes. The members of Oxford Lane Management’s investment committee are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. Messrs. Cohen and Rosenthal, through their ownership of Oxford Funds, LLC, the managing member of Oxford Lane Management, are entitled to a portion of any investment advisory fees paid by the Registrant to Oxford Lane Management.

Because Oxford Lane Management currently provides portfolio management services only to the Registrant, the Registrant does not believe there are any conflicts of interests with respect to Oxford Lane Management’s management of the Registrant’s portfolio on the one hand, and the management of other accounts or investment vehicles by Oxford Lane Management on the other. However, Mr. Cohen currently serves as Chief Executive Officer and Mr. Rosenthal currently serves as President and Chief Operating Officer of Oxford Square Capital Corp., a publicly-traded business development company that invests principally in CLOs and the debt of U.S.-based companies. Messrs, Cohen and Rosenthal also serve in the same positions at Oxford Square Capital Corp.’s investment adviser. Charles M. Royce is a non-managing member, of Oxford Square Management, LLC. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of the Registrant’s portfolio on the one hand, and their respective obligations to manage Oxford Square Capital Corp. on the other hand. Since 2018, respectively, Mr. Cohen has also served as the Chief Executive Officer of Oxford Gate Management, LLC, or “Oxford Gate Management,” the investment adviser to Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC (collectively, the “Oxford Gate Funds”) and Oxford Bridge II, LLC. Oxford Gate Funds and Oxford Bridge II, LLC are private investment funds. Mr. Rosenthal has also served as President of Oxford Gate Management, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC, since 2018.

Set forth below is additional information regarding the additional entities currently managed by Messrs. Cohen and Rosenthal:

Name	Entity	Investment Focus	Gross Assets
Oxford Square Capital Corp.	Business development company	Principally CLOs and debt investments in U.S. based companies	$425.2 million(1)
Oxford Bridge II, LLC	Private fund	CLO debt and equity	$48.5 million(2)
Oxford Gate Master Fund, LLC	Private fund	CLO debt and equity	$206.3 million(2)

____________

(1)      Gross assets are calculated as of March 31, 2022, and are rounded to the nearest million.

(2)      Gross assets are calculated as of December 31, 2021, and are rounded to the nearest million.

Investment Personnel

The Registrant’s investment adviser is led by Jonathan H. Cohen, Chief Executive Officer, and Saul B. Rosenthal, President. Messrs. Cohen and Rosenthal are assisted by Darryl M. Monasebian, Executive Vice President, Debdeep Maji and Kevin Yonon, who serve as Senior Managing Director and Managing Director, respectively for Oxford Lane Management. The Registrant considers Messrs. Cohen, Rosenthal, Monasebian, Maji and Yonon to be Oxford Lane Management’s senior investment team. The Registrant considers Messrs. Cohen and Rosenthal to be the Registrant’s portfolio managers. The table below shows the dollar range of shares of the Registrant’s common stock to be beneficially owned by each of the Registrant’s portfolio managers as of March 31, 2022.

Name of Portfolio Manager	Dollar Range of Equity Securities in Oxford Lane Capital Corp.(1)(2)
Jonathan H. Cohen	Over $1,000,000
Saul B. Rosenthal	Over $1,000,000

____________

(1)      Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.

(2)      The dollar range of common stock beneficially owned in us is based on the closing price of our common stock of $7.24 on March 31, 2022 on the Nasdaq Global Select Market.

The following information pertains to the members of Oxford Lane Management’s investment team:

Jonathan H. Cohen.    Since 2010, Mr. Cohen is Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management. Mr. Cohen has also served as Chief Executive Officer of both Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management, LLC, Oxford Square Capital Corp.’s investment adviser, and as the managing member of Oxford Funds, since 2003. Since 2018, Mr. Cohen has also served as the Chief Executive Officer Oxford Gate Management, LLC, or “Oxford Gate Management,” the investment adviser to Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC (collectively, the “Oxford Gate Funds”) and Oxford Bridge II, LLC. Oxford Bridge II, LLC and the Oxford Gate Funds are private investment funds. Mr. Cohen is also a member of the Board of Directors of Oxford Square Capital Corp. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal.    Since 2010, Mr., Rosenthal is the President of both Oxford Lane Capital Corp. and Oxford Lane Management. Mr. Rosenthal has also served as Chief Operating Officer since 2003 and President since 2004 of Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and is a member of Oxford Funds. Mr. Rosenthal has also served as President of Oxford Gate Management, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC, since 2018. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Darryl M. Monasebian.    Mr. Monasebian is the Executive Vice President, Head of Risk and Portfolio Management of Oxford Lane Management, LLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), and Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC. Previously, Mr. Monasebian was a Director in the Merchant Banking Group at BNP Paribas, and prior to that was a Director at Swiss Bank Corporation and a Senior Account Officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an Investment Analyst in the Corporate Investments Department.

Mr. Monasebian has more than 30 years of banking and investment management experience. Mr. Monasebian received a Bachelor of Science degree in Management Science/Operations Research from Case Western Reserve University in 1984 and a Masters of Business Administration from Boston University’s Graduate School of Management in 1986.

Debdeep Maji.    Mr. Maji is the Senior Managing Director, Portfolio Manager of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), and Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC. He graduated from the Jerome Fisher Program in Management and Technology at the University of Pennsylvania where he received a Bachelor of Science degree in Economics from the Wharton School (and was designated a Joseph Wharton Scholar) and a Bachelor of Applied Science from the School of Engineering.

Kevin P. Yonon.    Mr. Yonon is a Managing Director, Portfolio Manager of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), and Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC. Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Joseph Kupka.    Mr. Kupka is a Managing Director of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), and Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC. Previously, he worked as a risk analyst for First Equity Card Corporation. He has a BS in Mechanical Engineering from the University of Pennsylvania, where he was the Abel and Bernstein Class of 1945 Scholarship Recipient.

Hooman Banafsheha.    Mr. Banafsheha is a Senior Vice President of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), and Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC. Previously, Mr. Banafsheha was a Vice President in the Finance division of Goldman Sachs. Prior to joining Goldman Sachs, he was a Senior Consultant at Deloitte. Mr. Banafsheha received a B.S. in Business Administration with a concentration in Finance from the State University of New York, University at Albany, where he graduated magna cum laude, and an M.B.A. from the MIT Sloan School of Management. Mr. Banafsheha has also attained the Charted Alternative Investment Analyst (CAIA) designation.

Brian Aleska.    Mr. Aleksa is a Senior Associate for Oxford Lane Management, LLC, the adviser for OXLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), and Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC. Previously, Mr. Aleksa was a Senior Analyst in the Capital Markets group at CBA Commercial. He received a B.A. in Accounting and Finance from Franklin & Marshall College.

Tyler Vallie.    Mr. Vallie is an Associate at Oxford Lane Management, LLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), and Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC. Previously, Mr. Vallie was an Operations Associate on the Operations team at Chilton Investment Company. He received a B.A. in Economics from Marist College.

Compensation

None of Oxford Lane Management’s investment personnel receive any direct compensation from us in connection with the management of our portfolio. Messrs. Cohen and Rosenthal, through their ownership interest in Oxford Funds, LLC, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio. The compensation paid by Oxford Lane Management to certain other investment personnel includes: (i) annual base salary; and (ii) a portfolio-based performance award.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.     Controls and Procedures.

(a)     Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.     Exhibits.

(a)(1)     Registrant has posted its current Code of Ethics on its website at www.oxfordlanecapital.com.

(a)(2)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(a)(4)     Not applicable.

(b)         Certifications of chief executive officer and chief accounting officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD LANE CAPITAL CORP.

By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen Chief Executive Officer Date: July 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen Chief Executive Officer Date: July 25, 2022
By:	/s/ Bruce L. Rubin
Bruce L. Rubin Chief Financial Officer Date: July 25, 2022